UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

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☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to § 240.14a-12.

Alesco Financial Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 30, 2007

Dear Alesco Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Alesco Financial Inc., which will be held on Tuesday, May 22, 2007, at 2:00 p.m., Philadelphia time, at the Company’s headquarters located at Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, PA 19104. Details concerning the matters to come before the meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. We have also enclosed a Proxy Card and our Annual Report on Form 10-K for the year ended December 31, 2006.

Your vote is very important. Whether or not you plan to attend the meeting, please take the time to complete, sign, date and return the enclosed Proxy Card or submit your proxy by telephone or over the Internet.

On behalf of management and the Board of Directors, I would like to express our appreciation for your continued support of Alesco.

Sincerely,

James J. McEntee, III

President and Chief Executive Officer

ALESCO FINANCIAL INC.

Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, PA 19104

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on Tuesday, May 22, 2007

To the Stockholders of Alesco Financial Inc.:

Notice is hereby given that the annual meeting of stockholders of ALESCO FINANCIAL INC. (the “Company”), will be held on Tuesday, May 22, 2007, at 2:00 p.m., Philadelphia time, at the Company’s headquarters located at Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, PA 19104, to consider and vote on the following matters:

1.	To elect nine directors, each to serve until the next annual meeting of stockholders and until his successor is duly elected and qualified.

2.	To amend our 2006 Long-Term Incentive Plan to (i) increase the total number of shares of common stock available to be granted under the Plan and (ii) increase the maximum number of shares of common stock that may be granted to any one eligible person in any one year.

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2007.

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Details concerning those matters to come before the meeting are set forth in the accompanying Proxy Statement. Also accompanying this Notice of Annual Meeting of Stockholders and Proxy Statement are a Proxy Card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

Only holders of record of the Company’s common stock, par value $0.001 per share, as of the close of business on April 20, 2007 are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

Your vote is very important. Accordingly, you are asked to vote, whether or not you plan to attend the meeting. You may vote: (1) by telephone, by calling the toll-free number as instructed on the accompanying Proxy Card, (2) by using the Internet, as instructed on the accompanying Proxy Card, (3) by mail, by marking, signing, dating and returning the accompanying Proxy Card in the postage-paid envelope we have provided and (4) by attending the meeting in person. Any stockholder of the Company attending the meeting may vote in person even if he or she has voted using the Internet, the telephone or a Proxy Card. If you plan to attend the meeting to vote in person and your stock is registered with our transfer agent, Mellon Investor Services LLC, in the name of a broker or bank, you must secure a proxy from the broker or bank assigning voting rights to you for your stock.

By Order of the Board of Directors

James J. McEntee, III

President and Chief Executive Officer

April 30, 2007

Philadelphia, Pennsylvania

ALESCO FINANCIAL INC.

Cira Centre, 2929 Arch Street, 17th Floor

Philadelphia, PA 19104

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To be held on Tuesday, May 22, 2007

INFORMATION ABOUT THE ANNUAL MEETING

Introduction

The Board of Directors of Alesco Financial Inc. (the “Company”) is soliciting proxies to be used at the 2007 annual meeting of the Company’s stockholders to be held at the Company’s headquarters located at Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, PA 19104, on Tuesday, May 22, 2007, at 2:00 p.m., Philadelphia time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

This Proxy Statement and the accompanying Proxy Card are first being mailed to stockholders on or about April 30, 2007. The Company’s Annual Report on Form 10-K for the year ended December 31, 2006 is being mailed to stockholders with this Proxy Statement, but does not constitute a part of this Proxy Statement.

Who May Vote

Only holders of record of the Company’s common shares at the close of business on April 20, 2007, the record date for the annual meeting, are entitled to receive notice of and to vote at the meeting or any adjournment or postponement thereof. As of the record date, there were 55,458,058 common shares outstanding and entitled to vote at the meeting. Each stockholder of record on the record date is entitled to one vote on each matter properly brought before the meeting for each share of common stock held.

How You May Vote

You may vote using any of the following methods:

•

BY MAIL: Mark, sign, and date your Proxy Card and return it in the postage-paid envelope we have provided. The named proxies will vote your stock according to your directions. If you submit a signed Proxy Card without indicating your vote, the person voting the proxy will vote your stock in favor of the proposals.

•

BY TELEPHONE OR OVER THE INTERNET: Authorize a proxy by telephone or over the Internet by following the instructions on the accompanying Proxy Card. If you hold common shares of the Company in “street name,” please refer to the voting instruction form used by your broker, bank or nominee to see if you may submit voting instructions using the Internet or the telephone.

•	BY ATTENDING THE ANNUAL MEETING IN PERSON.

You may revoke your proxy at any time before it is exercised by:

•

giving written notice of revocation no later than the commencement of the meeting to our Corporate Secretary, Daniel Munley, at Alesco Financial Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, PA 19104;

•	delivering no later than the commencement of the meeting a properly executed, later-dated proxy; or

•	voting in person at the meeting.

Voting by proxy will in no way limit your right to vote at the meeting if you later decide to attend in person. If your stock is held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, to be able to vote at the meeting. If no direction is given and the proxy is validly executed, the stock represented by the proxy will be voted in favor of the proposals. The persons authorized under the proxies will vote upon any other business that may properly come before the meeting according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. Other than the election of directors, the amendments to the Company’s 2006 Long-Term Incentive Plan and the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007, we do not anticipate that any other matters will be raised at the meeting.

Quorum

The presence, in person or represented by proxy, of the holders of a majority of the Company’s common stock (27,729,030) entitled to vote at the meeting is necessary to constitute a quorum at the meeting. However, if a quorum is not present at the meeting, the stockholders, present in person or represented by proxy, have the power to adjourn the meeting until a quorum is present or represented. Pursuant to our Bylaws, abstentions are counted as present and entitled to vote for purposes of determining a quorum at the meeting. Broker “non-votes” are counted as present at the meeting but not voted. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of votes cast for or against a proposal. A broker “non-vote” occurs when a nominee holding common stock does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Required Vote to Approve Each Proposal

The directors or nominees receiving the plurality of the votes cast shall be elected as directors. Abstentions and broker non-votes are not counted for purposes of the election of directors.

The proposals for the amendment of our 2006 Long-Term Incentive Plan and the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007 requires the affirmative vote of a majority of the votes cast on these proposals by the holders of shares of our common stock represented in person or by proxy at the meeting and entitled to vote at the meeting. Abstentions count as votes cast and have the effect of a vote against these proposals. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of votes cast for or against these proposals.

Electronic Delivery

This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2006 are both available on our website at www.alescofinancial.com. You can help us save significant printing and mailing expenses by consenting to access the proxy statement, proxy card and annual report for future meetings electronically over the Internet. If you hold your shares through a broker or other nominee, you should follow the instructions regarding electronic delivery, if any, provided by your broker or other nominee.

If you authorize a proxy to cast your votes for the annual meeting over the Internet, you will be given the opportunity to consent to future delivery of Alesco Financial Inc. documents over the Internet, unless you hold your shares through a broker that is unable to accommodate your request. If you are not given an opportunity to consent to delivery over the Internet when you authorize a proxy to cast your votes, you may contact the bank, broker or other holder of record through which you hold your shares and inquire about the availability of Internet delivery. You can also access the Proxy Statement on our website at www.alescofinancial.com under the heading “SEC Filings.” If you choose to receive your proxy materials and annual report electronically, then prior to next year’s annual meeting you will receive e-mail notification when the proxy materials and annual report are available for your online review. Your choice for electronic distribution will remain in effect indefinitely, unless you revoke your choice by sending written notice of revocation to your bank, broker or other holder of record through which you hold your shares.

Householding of Proxy Material

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” can result in significant cost savings. To take advantage of this opportunity, we have delivered only one proxy statement to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We undertake to deliver promptly, upon written or oral request, a separate copy of the Proxy Statement to any stockholder at the shared address to which a single copy of it was delivered. If you prefer to receive separate copies of a proxy statement or annual report, either now or in the future, send your request in writing, or by phone, to our Corporate Secretary, Daniel Munley, at Alesco Financial Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, PA 19104; Phone: (215) 701-9632.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy statements and annual reports for your household, please contact us at the above address or telephone number.

Cost of Proxy Solicitation

All expenses in connection with the solicitation of proxies will be borne by us. In addition to solicitation by mail, proxies may be solicited on our behalf by our directors, officers, employees or soliciting service in person, by telephone, facsimile or by other electronic means. We have also retained MacKenzie Partners, Inc. to aid in the solicitation of proxies. We estimate that the fees we pay to MacKenzie Partners, Inc. for its role as proxy solicitor will be approximately $5,000 plus the reimbursement of reasonable out-of-pocket expenses. In accordance with SEC regulations and the rules of the New York Stock Exchange (the “NYSE”), we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in mailing proxies and proxy materials and soliciting proxies from the beneficial owners of our common stock.

Questions and Additional Copies

If you have any questions about how to submit your proxy, or if you need additional copies of this Proxy Statement or the enclosed Proxy Card, you should contact:

MacKenzie Partners, Inc.

105 Madison Avenue

New York, NY 10016

Phone (800) 322-2885 or (212) 929-5500 (collect)

Fax (212) 929-0308

If you have any questions with respect to the Company or the matters described herein, you should contact:

Alesco Financial Inc.

Cira Centre

2929 Arch Street, 17th Floor

Philadelphia, PA 19104

Attn: John J. Longino

Phone: (215) 701-9687

CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our Board of Directors has adopted corporate governance guidelines pursuant to Section 303A.09 of the NYSE Listed Company Manual, which are designed to assist our management and Board of Directors in meeting their corporate governance responsibilities. Our corporate governance guidelines include, among other things, guidelines relating to (i) the composition of our Board of Directors, including independence requirements, director selection process, membership criteria, responsibilities, functions and compensation; (ii) Board meetings, including frequency, agenda, independent director discussions and Board access to information; (iii) committees of our Board of Directors, including committee member selection and committee functions; (iv) management responsibilities; and (v) director orientation and continuing education.

Our corporate governance guidelines are available on our website at www.alescofinancial.com and are also available in print to any stockholder who requests a copy by submitting a written request to our Corporate Secretary, Daniel Munley, at Alesco Financial Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, PA 19104.

Code of Business Conduct and Ethics

We have established a Code of Business Conduct and Ethics (the “Code”), which sets forth basic principles of conduct and ethics to guide all of our employees, officers and directors. The purpose of the Code is to:

•	Promote honest and ethical conduct, including fair dealing and the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•

Promote avoidance of conflicts of interest, including disclosure to an appropriate person or committee of any material transaction or relationship that reasonably could be expected to give rise to such a conflict;

•	Promote full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications;

•	Promote compliance with applicable governmental laws, rules and regulations;

•	Promote the prompt internal reporting to an appropriate person or committee of violations of the Code;

•	Promote accountability for adherence to the Code;

•	Provide guidance to employees, officers and directors to help them recognize and deal with ethical issues;

•	Provide mechanisms to report unethical conduct; and

•	Help foster our long-standing culture of honesty and accountability.

A waiver of any provision of the Code as it relates to any director or executive officer must be approved by our Board of Directors without the involvement of any director who will be personally affected by the waiver or by a committee consisting entirely of directors, none of whom will be personally affected by the waiver. Waivers of the Code for directors or executive officers will be promptly disclosed to our stockholders as required by applicable law. A waiver of any provision of the Code as it relates to any other officer or employee must be approved by our chief financial officer or chief legal officer, but only upon such officer or employee making full disclosure in advance of the behavior in question.

The Code is available on our website at www.alescofinancial.com and is also available in print to any stockholder who requests a copy by submitting a written request to our Corporate Secretary, Daniel Munley, at Alesco Financial Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, PA 19104.

Director Independence

Our Board of Directors is comprised of a majority of independent directors. In order for a director to be considered “independent,” the Board of Directors must affirmatively determine that the director satisfies the criteria for independence established by the NYSE and has no material relationship, either directly or indirectly, with the Company or its affiliates. Our Board of Directors has affirmatively determined that each of the following Board members is independent: Rodney E. Bennett, Marc Chayette, Thomas Costello, G. Steven Dawson, Jack Haraburda, Lance Ullom and Charles Wolcott. The only two members of our Board of Directors who have been determined not to be independent are Daniel G. Cohen (our Executive Chairman) and James J. McEntee, III (our President and Chief Executive Officer). Joseph P. Stingone and Charles D. Van Sickle served on our Board of Directors until October 6, 2006, and George Deehan served on our Board of Directors until July 14, 2006. Messrs. Stingone and Van Sickle were both determined to be independent. Mr. Deehan was determined not to be independent on the basis that he was also our Chief Executive Officer.

It is the policy of the Board of Directors that the independent members of the Board meet separately without management directors at least twice per year during regularly scheduled Board meetings to discuss such matters as the independent directors consider appropriate. In 2006, our independent directors met separately without management directors six times. Mr. Bennett served as the presiding director at the 2006 independent director meetings.

Board Committee Independence

Our Board of Directors has affirmatively determined that each member of our Board committees, namely the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, is independent within the meaning of our director independence standards. Please refer to “Meetings and Committees of the Board of Directors” below for more information on our Board committees.

Nomination of Directors

Our Board of Directors is responsible for the selection of nominees for election or appointment to the Board of Directors based on recommendations of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may consider nominees recommended by management and stockholders using the criteria approved by the Board of Directors to evaluate all candidates. The Nominating and Corporate Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable for members of the Board. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate. Upon selection of a qualified candidate, the Nominating and Corporate Governance Committee recommends the candidate for consideration by the full Board of Directors. The Nominating and Corporate Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. Nominees for the Board of Directors should be committed to enhancing long-term stockholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity.

Our Board of Directors’ policy is to encourage selection of directors who will contribute to our overall corporate goals. The Nominating and Corporate Governance Committee may, from time to time, review the appropriate skills and characteristics required of Board members, including such factors as business experience, diversity and personal skills in finance, marketing, financial reporting and other areas that are expected to contribute to an effective Board. In evaluating potential candidates for the Board, the Nominating and Corporate Governance Committee will consider these factors in light of the specific needs of the Board at that time.

To recommend a prospective nominee for the Nominating and Corporate Governance Committee’s consideration, the candidate’s name and qualifications must be submitted in writing to our Corporate Secretary, Daniel Munley, at Alesco Financial Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, PA 19104. When submitting candidates for nomination to be elected at our annual meeting of stockholders, stockholders must follow the notice procedures and provide the information required by our Bylaws.

Communications with the Board of Directors

Any employee, stockholder or other person may contact our Board of Directors or report complaints about our accounting, internal accounting controls or auditing matters or other concerns to the Board of Directors by sending such concerns by U.S. mail to Alesco Financial Inc., Attn: Board of Directors, Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, PA 19104. If the concerns expressed require confidentiality, then confidentiality should be requested in the correspondence and will be protected, subject to applicable law, regulation or legal proceedings. Concerns relating to our accounting, internal accounting controls or auditing matters will be referred to members of the Audit Committee. We also have a compliance hotline, which can be reached by calling (800) 399-3595. All other concerns will be referred to the Chairman of our Board of Directors.

Director Attendance at Annual Meeting

Although director attendance at our annual meeting each year is strongly encouraged, we do not have an attendance policy. Eight of our directors attended our 2006 annual meeting. We expect all of our directors to attend this annual meeting.

PROPOSAL ONE—ELECTION OF DIRECTORS

Pursuant to the Maryland General Corporation Law, our Articles of Incorporation, and our Bylaws, each as amended, our business, property and affairs are managed under the direction of our Board of Directors. Our Board of Directors, based on the recommendation of the Nominating and Corporate Governance Committee, has nominated the current directors, Messrs. Bennett, Chayette, Cohen, Costello, Dawson, Haraburda, McEntee, Ullom, and Wolcott, each to serve until the next annual meeting of the stockholders, until his successor has been duly elected and qualified, or until the earliest of his death, resignation or retirement. The persons named in the enclosed Proxy Card will vote your stock as you specify on the enclosed Proxy Card. If you return your properly executed Proxy Card but fail to specify how you want your stock voted, your stock will be voted in favor of these nominees.

The Nominating and Corporate Governance Committee knows of no reason why any of these nominees would be unable or unwilling to serve on the Board of Directors, but if any nominee should be unable or unwilling to serve, the proxies will be voted for the election of such other person for director as the Board of Directors, based on the recommendation of the Nominating and Corporate Governance Committee, may recommend in the place of such nominee. In accordance with our Bylaws, directors are elected by a plurality of the votes cast at the annual meeting. This means that the nine nominees receiving the highest number of votes will be elected.

Names of Directors and Biographical Information

Rodney E. Bennett, age 66, has served as a director of the Company since October 15, 2003, as the Company’s Chairman of the Board from October 2005 until the consummation of our merger with Alesco Financial Trust (“AFT”) on October 6, 2006, was a member of the Special Committee in connection with the merger and was also Chairman of the Audit Committee during that time. Mr. Bennett is currently a member of the Compensation Committee. Since 2003, Mr. Bennett has served as the chief financial officer and a director of Harvin Carter and Associates, Inc., a privately owned fire sprinkler contractor doing business in five southeastern states. Since 2003, Mr. Bennett has also served as the president and managing officer of Management and Consulting Services, LLC, a Georgia-based provider of management and consulting services to banks and corporations. Mr. Bennett founded and served as the chief executive officer of Saltilla Community Bank in St. Marys, Georgia, from 1999 to 2003. Mr. Bennett has acted as a consultant to various Georgia banks and private companies since 1991.

Marc Chayette, age 56, has served as a director of the Company and as a member of the Nominating and Corporate Governance Committee since October 18, 2006. Mr. Chayette is a film and television producer with twenty-five years of experience in production and distribution of French feature films. Mr. Chayette created Adelaide Productions in 1988 and has produced 8 feature films. He is currently the president of Adelaide Productions. He started producing for television at the request of TF1 and produced an award winning dramatic comedy about an illiterate woman’s determined quest to learn to read. Mr. Chayette has also been extremely active in co-producing documentary and feature films in African countries, helping African production companies to produce and distribute their cultural heritage. Before his career in production, Mr. Chayette created a chain of design furniture stores representing first Ligne Roset. The company still exists and is under contract with Roche Bobois.

Daniel G. Cohen, age 37, has served as the Chairman of the Board of Directors since October 6, 2006 and as the Executive Chairman of the Company since October 18, 2006. He also serves as chief executive officer and trustee of RAIT Financial Trust (NYSE: RAS), which was formed in December 2006 as a result of a merger between RAIT Investment Trust and Taberna Realty Finance Trust, where Mr. Cohen had served as chairman and chief executive officer. Since 2001, he has been chairman of Cohen & Company, LLC, having previously served as its chief executive officer and president through 2006. Mr. Cohen has been chairman of the board of directors of The Bancorp, Inc. (NASDAQ:TBBK) since 2000. Additionally, Mr. Cohen has served as a member of the board of directors of TRM Corporation, a consumer services company, from 2000 to 2006 and as its chairman from 2003 to 2006. From 1998 to 2000, Mr. Cohen served as the chief operating officer of Resource America Inc., a publicly traded asset management company with interests in energy, real estate and financial services. From 1997 to 1999, Mr. Cohen was a director of Jefferson Bank of Pennsylvania, a commercial bank acquired by Hudson United Bancorp in 1999.

Thomas P. Costello, age 61, has served as a director of the Company since October 6, 2006. Mr. Costello served as a trustee and chairman of the audit committee of AFT’s board of trustees from January 2006 until our merger with AFT and, since October 18, 2006, has served as the Chairman of our Audit Committee. Mr. Costello served as a director for KPMG LLP from 2002 to 2004. Prior to that, he was employed at Arthur Andersen LLP for 35 years, including serving as National Practice Director from 1996 to 2002, where he was responsible for the accounting and audit practices of 19 Arthur Andersen offices in the southeast region of the United States. From 1985 to 1996, he served as partner in charge of the accounting and audit practice in Arthur Andersen’s Philadelphia office. Prior to that, he acted as engagement partner where he served clients in numerous industries and worked with both large multinational and small and mid-sized public companies. Mr. Costello also serves on the board of directors, and is an audit committee member, of Advanta Corp. (NASDAQ: ADVNA & ADVNB), a Pennsylvania-based financial services company.

G. Steven Dawson, age 49, has served as a director of the Company since January 11, 2005, and was previously a member of the Compensation Committee and the Special Committee in connection with our merger with AFT. He is currently the Chairman of the Nominating and Corporate Governance Committee. He served as chief financial officer of Camden Property Trust or its predecessors from 1990 to 2003. Currently, Mr. Dawson serves on the boards of directors of AmREIT, Inc. (AMEX: AMY), a Houston-based owner and developer of retail properties (audit committee chairman), Medical Properties Trust, a Birmingham, Alabama-based REIT specializing in the ownership of acute care facilities, medical office buildings and related medical properties (audit committee chairman), Desert Capital REIT (non-listed), a Las Vegas-based commercial mortgage REIT (audit committee chairman), and American Campus Communities (NYSE: ACC), an Austin-based equity REIT focused on student housing (audit committee chairman).

Jack Haraburda, age 68, has served as a director of the Company, a member of the Nominating and Corporate Governance committee and the Chairman of the Compensation Committee since October 6, 2006. Mr. Haraburda served as a trustee and chairman of the compensation committee of AFT’s board of trustees from January 2006 until our merger with AFT. Mr. Haraburda is the managing partner of CJH Securities Information Group, a professional coaching business. Mr. Haraburda served as managing director for the Philadelphia Complex of Merrill Lynch, Pierce, Fenner & Smith Incorporated from 2003 to 2005. He has also served in various positions at Merrill Lynch from 1984 until 2003, including as managing director of Merrill Lynch’s Princeton Complex, resident vice president of Merrill Lynch’s Philadelphia Main Line Complex, marketing director and national sales manager of Merrill Lynch Life Agency and chairman of Merrill Lynch Metals Company. From 1980 to 1984, he was managing director of Comark Securities, a government securities dealer. From 1968 until 1980, he served as a financial advisor, national sales manager for the Commodity Division, manager of the Atlanta Commodity Office and the Bala Cynwyd office of Merrill Lynch.

James J. McEntee, III, age 49, has served as a director of the Company and as our Chief Executive Officer and President since October 6, 2006. Since 2003, Mr. McEntee has served as the chief operating officer of Cohen & Company. He also serves as a director of The Bancorp Bank, a bank holding company. Prior to joining Cohen & Company, Mr. McEntee was the co-founder and co-managing partner of Harron Capital, LP, a $100 million private equity fund, from 1999 to 2002. Mr. McEntee held various positions as a lawyer in private practice with the law firm of Lamb, Windle & McErlane, P.C. from 1990 to 2003, including as a partner and chairman of the firm’s business department.

Lance Ullom, age 38, has served as a director of the Company and a member of the Audit Committee and the Compensation Committee since October 6, 2006. Prior to becoming a director of the Company, he served as a trustee and chairman of the nominating and corporate governance committee of AFT’s board of trustees. He has also been executive vice president for E*TRADE Global Asset Management (“ETGAM”) since January 2005. In this capacity he supervises all of ETGAM’s investment activities in mortgage-backed securities and other asset backed securities, mortgage loans, commercial lending, municipal securities, TruPS, derivative products and CDO businesses. Since joining E*Trade in 2000, Mr. Ullom has held several senior positions in ETGAM, including Vice President and Senior Portfolio Manager. From 1996 to 2000, Mr. Ullom worked at Arbor Capital, a licensed broker dealer/mortgage hedge fund based in New York City, where he was responsible for trading structured bonds and whole loans. From 1991 to 1996, Mr. Ullom worked at Barclay Investments in various capacities from institutional sales to co-head of trading for all mortgage products.

Charles W. Wolcott, age 54, has served as a director of the Company since September 26, 2005, and was a member of the Special Committee in connection with our merger with AFT. He is currently a member of the Audit Committee. Mr. Wolcott is presently president and chief executive officer of Land / Water / Sky LLC, a company that specializes in the area of conservation real estate transactions. From 2002 to 2006, he was the president and chief executive officer of Trecon Corporation, a diversified business operator. From 1993 to 2002, he was the president and chief executive officer of American Industrial Properties REIT, a NYSE-listed REIT. From 1984 to 1992, Mr. Wolcott served in various capacities at Trammell Crow Company, including president and chief executive officer of Trammell Crow Asset Services, where he oversaw a $10 billion portfolio of real estate assets. Mr. Wolcott received his MBA from Harvard Business School in 1977.

On October 6, 2006, in connection with our merger with AFT and pursuant to the terms of the amended and restated merger and plan of agreement, as amended, by and between us, AFT, and our wholly-owned subsidiary (the “Merger Agreement”), Joseph P. Stingone and Charles D. Van Sickle resigned from our Board of Directors and Messrs. Cohen, Costello, Haraburda, McEntee and Ullom joined our Board of Directors. On October 18, 2006, also in connection with the merger, Mr. Chayette, an appointee of AFT under the Merger Agreement, was appointed to our Board of Directors to fill the remaining vacancy on the Board.

The Board of Directors unanimously recommends that you vote “FOR” the election of the nine nominees listed above and set forth in Proposal 1. In the absence of instructions to the contrary, proxies solicited in connection with this Proxy Statement will be voted for such nominees.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Meetings of the Board of Directors

During the 2006 fiscal year, our Board of Directors held nine meetings and acted by written consent once. No director attended less than 75% of the total number of Board and committee meetings on which the director served that were held while he was a member of the Board or committee.

On August 31, 2005, our Board of Directors established a Special Committee of three independent directors (Rodney E. Bennett, G. Steven Dawson and Joseph P. Stingone) to review our business plan and to consider strategic alternatives. The Special Committee met five times in 2006. The last meeting of the Special Committee was held on April 27, 2006, the date on which we entered into a definitive agreement to merge with AFT.

Committees of the Board of Directors

The Board of Directors currently has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Board of Directors has affirmatively determined that each committee member satisfies the independence requirements of the NYSE and the SEC for membership on our Board committees. From time to time our Board of Directors may establish a new committee or disband a current committee depending upon the circumstances.

Our Audit Committee charter, as amended, Compensation Committee charter and Nominating and Corporate Governance Committee charter are available on our website at www.alescofinancial.com. These materials are also available in print to any stockholder who requests them by submitting a written request to our Corporate Secretary, Daniel Munley, at Alesco Financial Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, PA 19104. In addition, the Audit Committee charter, as amended, is attached as Appendix B to this Proxy Statement.

Audit Committee

The members of the Audit Committee are Messrs. Costello, Ullom and Wolcott. Mr. Costello is the Chairman of the Audit Committee. Our Board of Directors has determined that all members of the Audit Committee meet the requirements for service on the Audit Committee under the rules of the SEC, the NYSE and the Audit Committee charter, as amended, and that Mr. Costello is a “financial expert” for purposes of the rules of the SEC and the NYSE. The Audit Committee met seven times in 2006.

The Audit Committee has responsibility for engaging independent public accountants and approving the professional services they provide to us. The Audit Committee assists our Board of Directors with oversight of (i) the integrity of our financial statements; (ii) our compliance with legal and regulatory requirements; (iii) the qualifications, independence and performance of the accounting firm we employ for the audit of our financial statements; and (iv) the performance of the people responsible for our internal audit function. Among other things, the Audit Committee prepares the Audit Committee report for inclusion in our annual proxy statement, conducts an annual review of its charter and evaluates its performance on an annual basis. The Audit Committee also establishes procedures for the receipt, retention, and treatment of complaints we receive regarding accounting, internal accounting controls and auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee has the authority to retain counsel and other experts or consultants at the Company’s expense that it deems necessary or appropriate to enable it to carry out its duties.

Compensation Committee

The members of the Compensation Committee are Messrs. Bennett, Haraburda and Ullom. Mr. Haraburda is the Chairman of the Compensation Committee. Our Board of Directors has determined that all members of the

Compensation Committee meet the requirements for service on the Compensation Committee under the rules of the SEC, the NYSE and the Compensation Committee charter. The Compensation Committee met twice in 2006.

The Compensation Committee assists our Board of Directors in discharging its responsibilities relating to compensation of our directors and officers. The Compensation Committee has overall responsibility for evaluating, recommending changes to and administering our compensation plans, policies and programs. Among other things, the Compensation Committee (i) annually reviews the compensation of directors for service on the Board of Directors and its committees and recommends changes in Board compensation; (ii) annually reviews the performance of our Chief Executive Officer and communicates the results of the review to the Chief Executive Officer and the Board of Directors; (iii) produces an annual report on executive compensation for inclusion in our annual proxy statement; (iv) annually reviews and reassesses the adequacy of its charter and recommends any proposed changes to the Board for approval; and (vi) annually reviews its performance. The Compensation Committee has the authority to retain counsel and other experts or consultants at the Company’s expense that it deems necessary or appropriate to enable it to carry out its duties.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Chayette, Dawson and Haraburda. Mr. Dawson is the Chairman of the Nominating and Corporate Governance Committee. Our Board of Directors has determined that all members of the Nominating and Corporate Governance Committee meet the requirements for service on the Nominating and Corporate Governance Committee under the rules of the SEC, the NYSE and the Nominating and Corporate Governance Committee charter. The Nominating and Corporate Governance Committee met once in 2006.

The Nominating and Corporate Governance Committee’s primary functions are to (i) recommend to the Board of Directors qualified candidates for election as directors and recommend a slate of nominees for election as directors at our annual meeting; (ii) periodically prepare and submit to the Board of Directors for adoption its selection criteria for director nominees; (iii) review and make recommendations on matters involving the general operation of the Board of Directors, including development and recommendation of our corporate governance guidelines; (iv) annually recommend to the Board of Directors nominees for each committee of the Board; and (v) facilitate the assessment of the Board’s performance as a whole and of the individual directors and report thereon to the Board of Directors. The Nominating and Corporate Governance Committee has the authority to retain counsel and other experts or consultants at the Company’s expense that it deems necessary or appropriate to enable it to carry out its duties.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of April 20, 2007 by (1) each person known by us to own beneficially more than 5% of our outstanding common stock, (2) each current director, (3) each current executive officer, and (4) all current directors and executive officers as a group. The number of shares of our stock beneficially owned by each entity, person, director or executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any stock as to which the individual has the sole or shared voting power or investment power and also any stock that the individual has a right to acquire within 60 days from April 20, 2007 through the exercise of any share option or other right. Unless otherwise indicated, each person has sole voting and investment power with respect to the stock set forth in the following table. The information set out in this table is based on SEC filings made by the beneficial owners and/or information supplied to us by the beneficial owners (and was accurate as of the date such information was provided).

Name and Address of Beneficial Owners (1)	Amount and Nature of Beneficial Ownership		Percent of Class (2)
Eubel Brady & Suttman Asset Management, Inc. and EBS Partners, LP, 7777 Washington Village Drive, Suite 210, Dayton, Ohio 45459	4,134,716	(3)	7.46%

Leon Cooperman, 88 Pine Street, Wall Street Plaza, 31st Floor, New York, NY 10005	3,783,600	(4)	6.82%

Hunter Global Associates, L.L.C., 485 Madison Avenue, 22nd Floor, New York, New York 10022	3,744,571	(5)	6.75%

Osterweis Capital Management, LLC, One Maritime Plaza, Suite 800, San Francisco, CA 94111	3,478,625	(6)	6.27%

Daniel G. Cohen	1,075,320	(7)	1.94%

James J. McEntee, III	316,141	(8)	*

Shami J. Patel	92,293	(9)	*

John J. Longino	75,306	(10)	*

G. Steven Dawson	52,000		*

Thomas P. Costello	17,600	(11)	*

Jack Haraburda	16,736	(12)	*

Lance Ullom	12,600	(13)	*

Christian M. Carr	12,500	(14)	*

Charles W. Wolcott	10,000		*

Rodney E. Bennett	4,000		*

Marc Chayette	1,500		*

All directors and executive officers as a group (12 persons)	1,685,996		3.04%

*	Beneficial ownership of less than 1% of the class is omitted.
(1)	The address for all of our officers and directors is c/o Alesco Financial Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, PA 19104.
(2)	The percentages of shares owned provided in the table is based on 55,458,058 outstanding as of April 20, 2007. Percentage of beneficial ownership by a person as of a particular date is calculated by dividing the number of shares beneficially owned by such person as of April 20, 2007 by the sum of the number of shares of common stock outstanding as of such date and the number of unissued shares as to which such person has the right to acquire voting and/or investment power within 60 days and restricted stock not yet vested.

(3)	Ronald L. Eubel, Mark E. Brady, Robert J. Suttman, William E. Hazel and Bernard J. Holtgreive may, as a result of their ownership in and positions with Eubel Brady & Suttman Asset Management, Inc. (“EBS”) and other affiliated entities be deemed to be indirect beneficial owners of the shares held by EBS and EBS Partners, LP, an affiliated entity of EBS. This information is based solely on a Schedule 13G filed with the SEC on February 14, 2007.
(4)	Leon Cooperman may be deemed the beneficial owner of 3,783,600 shares, which includes 1,096,018 shares held by Omega Capital Partners, L.P. (“Capital LP”), 113,648 shares held by Omega Capital Investors, L.P. (“Investors LP”), 237,942 shares held by Omega Equity Investors, L.P. (“Equity LP”), 70,000 shares held by the Leo and Toby Cooperman Foundation (the “Foundation”) and 1,541,414 shares held by a limited number of institutional clients to which Omega Advisors, Inc. (“Advisors”) serves as discretionary investment advisor. Mr. Cooperman is the ultimate controlling person of Capital LP, Investors LP, Equity LP and Advisors, and is one of the trustees of the Foundation. This information is based solely on a Schedule 13G filed with the SEC on February 12, 2007.
(5)	Includes shares beneficially owned by Duke Buchan III and various affiliated entities, including Hunter Global Associates L.L.C. (“Associates LLC”), Hunter Global Investors L.P. (“Global Investors”), Hunter Global Investors Fund I L.P. (“Fund I”), Hunter Global Investors Fund II L.P., Hunter Global Investors Offshore Fund Ltd., Hunter Global Investors Offshore Fund II Ltd. and 3 Notch Capital Partners, L.P. (“3 Notch”). Associates LLC and Fund I each reported shared voting power and shared dispositive power with respect to 764,571 shares. Global Investors and Duke Buchan III each reported shared voting power and shared dispositive power with respect to 2,740,000 shares. 3 Notch reported shared voting power and shared dispositive power with respect to 240,000 shares. The number of shares owned is based solely on a Schedule 13G/A filed with the SEC on February 14, 2007.
(6)	John Osterweis is the control person of Osterweis Capital Management, Inc., which is the direct beneficial owner of 834,975 shares, and Osterweis Capital Management, LLC, which is the direct beneficial owner of 2,643,650 shares. This information is based solely on a Schedule 13G filed with the SEC February 13, 2007.
(7)	Includes 504,000 shares held by Cohen & Company, a company which Mr. Cohen may be deemed to control. Mr. Cohen disclaims any interest in the 504,000 shares beyond his pecuniary interest. Also includes 246,205 restricted shares awarded to Mr. Cohen under the Company’s 2006 Long-Term Incentive Plan. The restrictions expire, pro rata, on the last day of each 3-month period commencing on April 30, 2007 and ending on January 31, 2010.
(8)	Includes 179,705 restricted shares awarded to Mr. McEntee under the Company’s 2006 Long-Term Incentive Plan. The restrictions expire, pro rata, on the last day of each 3-month period commencing on April 30, 2007 and ending on January 31, 2010.
(9)	Includes 46,517 restricted shares awarded to Mr. Patel under the Company’s 2006 Long-Term Incentive Plan. With respect to 13,500 of such restricted shares, the restrictions expire, pro rata, on the last day of each 3-month period commencing on April 30, 2007 and ending on January 31, 2010. The restrictions on the remaining 33,017 restricted shares expire, pro rata, on the last day of each calendar quarter during the two-year period following January 31, 2007.
(10)	Includes 55,601 restricted shares awarded to Mr. Longino under the Company’s 2006 Long-Term Incentive Plan. With respect to 27,300 of such restricted shares, the restrictions expire, pro rata, on the last day of each 3-month period commencing on April 30, 2007 and ending on January 31, 2010. The restrictions on the remaining 28,301 restricted shares expire, pro rata, on the last day of each calendar quarter during the two-year period following January 31, 2007.
(11)	Includes 8,400 restricted shares awarded to Mr. Costello under the Company’s 2006 Long-Term Incentive Plan. The restrictions expire, pro rata, on the last day of each calendar quarter during the two-year period following January 31, 2007.
(12)	Includes 8,400 restricted shares awarded to Mr. Haraburda under the Company’s 2006 Long-Term Incentive Plan. The restrictions expire, pro rata, on the last day of each calendar quarter during the two-year period following January 31, 2007.
(13)	Includes 8,400 restricted shares awarded to Mr. Ullom under the Company’s 2006 Long-Term Incentive Plan. The restrictions expire, pro rata, on the last day of each calendar quarter during the two-year period following January 31, 2007.
(14)	All of Mr. Carr’s shares are restricted shares awarded to Mr. Carr under the Company’s 2006 Long-Term Incentive Plan. The restrictions expire, pro rata, on the last day of each 3-month period commencing on April 30, 2007 and ending on January 31, 2010.

Stacy M. Riffe, Byron Boston and George O. Deehan, each of whom were “named executive officers” of the Company in 2006 and listed below under the heading “Compensation of Executive Officers—Summary Compensation Table,” are no longer employed by us. According to their most recent SEC filings they beneficially own the following number of our shares: Ms. Riffe (10,000 shares—based on a Form 4 filed by Ms. Riffe on October 31, 2005); Mr. Deehan (7,000 shares—based on a Form 4 filed by Mr. Deehan on August 8, 2005); and Mr. Boston (27,500 shares—based on a Form 4 filed by Mr. Boston on July 21, 2005).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than 10% of our common stock (“reporting persons”) to file reports of ownership and changes in ownership with the SEC. Reporting persons are also required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by them with the SEC. Based solely on our review of the copies of the Section 16(a) forms received by us or upon written representations from certain of these reporting persons as to compliance with the Section 16(a) regulations, we are of the opinion that during the 2006 fiscal year, all other reports required by Section 16(a) were filed on a timely basis.

EXECUTIVE OFFICERS

We are externally managed and advised by Cohen & Company Management, LLC, who we refer to below as our manager. All of our current executive officers are employees of our manager or one or more of its affiliates. The following sets forth certain information with respect to our current executive officers:

Christian M. Carr, age 29, previously AFT’s chief accounting officer and controller, became our Chief Accounting Officer on October 6, 2006. Prior to joining Cohen & Company in April 2006, Mr. Carr worked in public accounting at various levels within Arthur Andersen LLP and KPMG LLP, most recently as manager, where he served a variety of public and private companies with financial services and real estate businesses from 1999 through 2006.

Daniel G. Cohen, age 37, previously AFT’s chairman, became our Executive Chairman on October 18, 2006. See “Proposal One—Election of Directors” above for Mr. Cohen’s biographical information.

James J. McEntee, III, age 49, previously AFT’s president & chief executive officer, became our President and Chief Executive Officer on October 6, 2006. See “Proposal One—Election of Directors” above for Mr. McEntee’s biographical information.

Shami J. Patel, age 38, previously AFT’s chief operating officer, is currently serving as our Chief Operating Officer and Chief Investment Officer, positions he has held since October 6, 2006. Mr. Patel has served as a managing director of Cohen & Company since 2002 where he oversees the structuring and execution of our transactions. He was a member of the board of directors and a co-chief executive officer of iATMglobal.net Corp. from 2000 to 2002. He was the chief financial officer of TRM Corporation, a consumer services company, from 1999 to 2000. He also served as vice president for Sirrom Capital, a $500 million mezzanine investment fund, from 1998 to 1999. Mr. Patel was an investment banker at Robertson Stephens & Co. in the business services and specialty finance groups from 1997 to 1998.

John J. Longino, age 49, previously AFT’s chief financial officer and treasurer, is currently serving as our Chief Financial Officer and Treasurer, positions he has held since October 6, 2006. Mr. Longino also serves as an executive vice president of Cohen & Company, which he joined in 2005. Mr. Longino was co-founder and co-managing partner of Apex Integrated Solutions LLC, a provider of outsourced accounting and finance services, from 2002 to 2005. Mr. Longino worked in public accounting from 1980 to 2002 at Arthur Andersen

LLP where he served a variety of public and private companies with real estate and financial services businesses. As a partner with Arthur Andersen LLP, Mr. Longino had responsibility for various public offerings, due diligence engagements and SEC matters. Also, from 1995 to 2000, Mr. Longino served as the partner-in-charge of administration and chief financial officer for Arthur Andersen’s Mid-Atlantic Market Circle, which included the firm’s Washington, D.C., Philadelphia, Baltimore, Lancaster and Richmond offices.

Messrs. Longino and Carr are exclusively dedicated to our business; however, they are employees of our manager. Messrs. Cohen, McEntee and Patel have other duties with Cohen & Company and its affiliates and are not exclusively dedicated to our business.

No director or executive officer was selected as a result of any arrangement or understanding between the director or executive officer or any other person. All executive officers are appointed annually by, and serve at the discretion of, our Board of Directors.

EXECUTIVE COMPENSATION

On October 6, 2006, upon completion of our merger with AFT, we assumed AFT’s management agreement with our manager. Pursuant to the terms of the management agreement, our manager is responsible for managing our affairs. As of October 6, 2006 all of our executive officers are employees of our manager or one or more of its affiliates and do not receive cash compensation from us for serving as our executive officers.

Management Agreement

Pursuant to the management agreement, our manager, Cohen & Company Management, LLC, provides for the day-to-day management of our operations.

The management agreement requires our manager to manage our business affairs in conformity with the policies and the investment guidelines that were approved by a majority of our independent directors and monitored by our Board of Directors. Our manager is responsible for (i) the selection, purchase, monitoring and sale of our portfolio investments, (ii) our financing and risk management activities, and (iii) providing us with investment advisory services. In performing its functions, our manager engages and relies upon the experience and credit analysis and risk management process performed by Cohen & Company with respect to the assets that are acquired during the warehouse accumulation period prior to the formation of a CDO, CLO or other securitization. Our manager is responsible for our day-to-day operations and performs (or causes to be performed) such services and activities relating to our assets and operations as may be appropriate, including, without limitation, the following:

•

serving as our consultant with respect to the periodic review of the investment criteria and parameters for our investments, borrowings and operations, any modifications to which must be approved by a majority of our independent directors, and other policies for the approval of our Board of Directors;

•	investigating, analyzing and selecting possible investment opportunities;

•	with respect to investments, conducting negotiations with sellers and purchasers and their agents, representatives and investment bankers;

•

engaging and supervising, on our behalf and at our expense, independent contractors which provide investment banking, mortgage brokerage, securities brokerage and other financial services and such other services as may be required relating to our investments;

•	negotiating on our behalf for the sale, exchange or other disposition of any of our investments;

•	coordinating and managing operations of any joint venture or co-investment interests held by us and conducting all matters with any joint venture or co-investment partners;

•	providing executive and administrative personnel, office space and office services required in rendering services to us;

•

administering our day-to-day operations and performing and supervising the performance of such other administrative functions necessary to our management as may be agreed upon by our manager and our Board of Directors, including the collection of revenues and the payment of our debts and obligations and maintenance of appropriate computer services to perform such administrative functions;

•

communicating on our behalf with the holders of any of our equity or debt securities as required to satisfy the reporting and other requirements of any governmental bodies or agencies or trading markets and to maintain effective relations with such holders;

•	counseling us in connection with policy decisions to be made by our Board of Directors;

•

evaluating and recommending to our Board of Directors hedging strategies and engaging in hedging activities on our behalf, consistent with our qualification as a REIT and with the investment guidelines;

•

counseling us regarding the maintenance of our qualifications as a REIT and monitoring compliance with the various REIT qualification tests and other rules set out in the Internal Revenue Code and Treasury Regulations thereunder;

•	counseling us regarding the maintenance of our exemption from the Investment Company Act and monitoring compliance with the requirements for maintaining an exemption from that Act;

•

assisting us in developing criteria for asset purchase commitments that are specifically tailored to our investment objectives and making available to us its knowledge and experience with respect to mortgage loans, TruPS, leveraged loans and other real estate-related assets and non-real estate related assets;

•

representing and making recommendations to us in connection with the purchase and finance of and commitment to purchase and finance assets (including on a portfolio basis), and the sale and commitment to sell assets;

•

selecting brokers and dealers to effect trading on our behalf including, without limitation, Cohen & Company Securities, LLC, provided that any compensation payable to Cohen & Company Securities, LLC is based on prevailing market terms;

•

monitoring the operating performance of our investments and providing periodic reports with respect thereto to our Board of Directors, including comparative information with respect to such operating performance and budgeted or projected operating results;

•

investing or reinvesting any moneys and securities of ours (including investing in short-term investments pending investment in long-term asset investments, payment of fees, costs and expenses, or payments of dividends or distributions to our stockholders and partners), and advising us as to our capital structure and capital raising;

•

causing us to retain qualified accountants and legal counsel, as applicable, to assist in developing appropriate accounting procedures, compliance procedures and testing systems with respect to financial reporting obligations and compliance with the REIT provisions of the Internal Revenue Code and to conduct quarterly compliance reviews with respect thereto;

•	causing us to qualify to do business in all applicable jurisdictions and to obtain and maintain all appropriate licenses;

•

assisting us in complying with all regulatory requirements applicable to us in respect of our business activities, including preparing or causing to be prepared all financial statements required under applicable regulations and contractual undertakings and all reports and documents, if any, required under the Securities Exchange Act of 1934;

•

taking all necessary actions to enable us to make required tax filings and reports, including soliciting stockholders for required information to the extent provided by the REIT provisions of the Internal Revenue Code and the Treasury Regulations;

•

handling and resolving all claims, disputes or controversies (including all litigation, arbitration, settlement or other proceedings or negotiations) in which we may be involved or to which we may be subject arising out of our day-to-day operations, subject to such limitations or parameters as may be imposed from time to time by our Board of Directors;

•

using commercially reasonable efforts to cause expenses incurred by or on behalf of us to be commercially reasonable or commercially customary and within any budgeted parameters or expense guidelines set by our Board of Directors from time to time;

•	advising us with respect to obtaining appropriate warehouse or other financings for our assets;

•

advising us with respect to and structuring long-term financing vehicles for our portfolio of assets, and offering and selling securities publicly or privately in connection with any such structured financing;

•

performing such other services as may be required from time to time for management and other activities relating to our assets as our Board of Directors shall reasonably request or our manager shall deem appropriate under the particular circumstances; and

•	using commercially reasonable efforts to cause us to comply with all applicable laws.

Pursuant to our management agreement, our manager has not assumed any responsibility other than to render the services called for thereunder in good faith and will not be responsible for any action of our Board of Directors in following or declining to follow our manager’s advice or recommendations. Our manager and its members, officers, employees and affiliates will not be liable to us, any subsidiary of ours, our Board of Directors, our stockholders or any subsidiary’s stockholders or partners for acts performed by our manager and its members, officers, employees and affiliates in accordance with or pursuant to our management agreement, except by reason of acts or omissions constituting bad faith, willful misconduct, gross negligence, or reckless disregard of the manager’s duties under our management agreement. We have agreed to indemnify, to the full extent permitted by law, our manager and its members, officers, directors, employees and affiliates and each other person, if any, controlling our manager with respect to all expenses, losses, damages, liabilities, demands, charges and claims arising from acts of such indemnified party not constituting bad faith, willful misconduct, gross negligence, or reckless disregard of duties, performed in good faith in accordance with the management agreement. Our manager has agreed to indemnify, to the fullest extent permitted by law, us, our stockholders, directors, officers, employees and each other person, if any, controlling us with respect to all expenses, losses, damages, liabilities, demands, charges and claims arising from acts of our manager constituting bad faith, willful misconduct, gross negligence or reckless disregard of its duties under our management agreement. As required by our management agreement, our manager carries errors and omissions insurance.

Pursuant to the terms of the management agreement, our manager is required to provide us with our management team, including a chief executive officer, chief operating officer, chief investment officer and chief financial officer, along with appropriate support personnel, to provide the management services to be provided by our manager to us, the members of which team shall devote such of their time to the management of us as may be reasonably necessary and appropriate, commensurate with our level of activity from time to time. Our Chief Financial Officer and our Chief Accounting Officer are exclusively dedicated to our operations.

The initial term of the management agreement expires on December 31, 2008, and shall be automatically renewed for a one-year term on each anniversary date thereafter unless terminated as described below. Our independent directors will review our manager’s performance annually and, following the initial term, the management agreement may be terminated annually upon the affirmative vote of at least two-thirds of our independent directors, or by a vote of the holders of a majority of our outstanding common stock, based upon (i) unsatisfactory performance that is materially detrimental to us or (ii) a determination that the management fees payable to our manager are not fair, subject to our manager’s right to prevent such a termination pursuant to clause (ii) by accepting a reduction of management fees agreed to by at least two-thirds of our independent directors and our manager. We must provide 180 days’ prior notice of any such termination and our manager will be paid a termination fee equal to three times the sum of (A) the average annual base management fee for the two 12-month periods preceding the date of termination plus (B) the average annual incentive fee for the two 12-month periods preceding the date of termination, calculated as of the end of the most recently completed fiscal quarter prior to the date of termination (and annualized for any partial year), which may make it costly and difficult for us to terminate the management agreement.

We may also terminate the management agreement without payment of the termination fee with 30 days’ prior written notice for cause, which is defined as (i) our manager’s continued material breach of any provision of the management agreement following a period of 30 days after written notice thereof, (ii) our manager’s engagement in any act of fraud, misappropriation of funds, or embezzlement against us, (iii) our manager’s gross negligence, willful misconduct or reckless disregard in the performance of its duties under the management agreement, (iv) the commencement of any proceeding relating to our manager’s bankruptcy or insolvency that is not withdrawn within 60 days or in certain other instances where our manager becomes insolvent, (v) the dissolution of our manager or Cohen & Company (unless the directors have approved a successor under the management agreement) or (vi) a change of control (as defined in the management agreement), other than certain permitted changes of control, of our manager or Cohen & Company. Cause does not include unsatisfactory performance, even if that performance is materially detrimental to our business. Our manager may terminate the management agreement, without payment of the termination fee, in the event we become regulated as an investment company under the Investment Company Act. Furthermore, our manager may decline to renew the management agreement by providing us with 180 days’ written notice. Our manager may also terminate the management agreement upon 60 days’ written notice if we default in the performance of any material term of the management agreement and the default continues for a period of 30 days after written notice to us, whereupon we would be required to pay our manager a termination fee.

Management Fee and Incentive Fee

As of October 6, 2006, upon completion of our merger with AFT, we no longer have any employees and therefore rely on the resources of our manager to conduct our operations. Expense reimbursements to our manager are made on the first business day of each calendar month.

Base Management Fee. We pay our manager a base management fee monthly in arrears in an amount equal to 1/12 of our equity multiplied by 1.50%. We believe that the base management fee that our manager is entitled to receive is comparable to the base management fee received by the managers of comparable externally managed real estate investment trusts. Our manager uses the proceeds from its management fee in part to pay compensation to its officers and employees who, notwithstanding that certain of them also are our officers, receive no cash compensation directly from us.

For purposes of calculating the base management fee, our equity means, for any month, the sum of the net proceeds from any issuance of our common stock, after deducting any underwriting discount and commissions and other expenses and costs relating to the issuance, plus our retained earnings at the end of such month (without taking into account any non-cash equity compensation expense incurred in current or prior periods), which amount shall be reduced by any amount that we pay for the repurchases of our common stock. The calculation of our equity and the base management fee will be adjusted to exclude one-time events pursuant to changes in GAAP, as well as non-cash charges, after discussion between our manager and our independent directors and approval by a majority of our independent directors in the case of non-cash charges.

Our manager’s base management fee is calculated by our manager within 15 business days after the end of each month and such calculation is promptly delivered to us. We are obligated to pay the base management fee within twenty business days after the end of each month.

Reimbursement of Expenses. Although our manager’s employees perform certain legal, accounting, due diligence tasks and other services that outside professionals or outside consultants otherwise would perform, our manager is not paid or reimbursed for the time required in performing such tasks.

We pay all operating expenses, except those specifically required to be borne by our manager under the management agreement. The expenses required to be paid by us include, but are not limited to, issuance and transaction costs incident to the acquisition, disposition and financing of our investments, legal, tax, accounting, consulting and auditing fees and expenses, the compensation and expenses of our directors, the cost of directors’ and officers’ liability insurance, the costs associated with the establishment and maintenance of any credit facilities and other indebtedness of ours (including commitment fees, accounting fees, legal fees and closing costs), expenses associated with other securities offerings of ours, expenses relating to making distributions to our stockholders, the costs of printing and mailing proxies and reports to our stockholders, costs associated with any computer software or hardware, electronic equipment, or purchased information technology services from third party vendors that is used solely for us, costs incurred by employees of our manager for travel on our behalf, the costs and expenses incurred with respect to market information systems and publications, research publications and materials, settlement, clearing, and custodial fees and expenses, expenses of our transfer agent, the costs of maintaining compliance with all federal, state and local rules and regulations or any other regulatory agency, all taxes and license fees and all insurance costs incurred by us or on our behalf. In addition, we are required to pay our pro rata portion of rent, telephone, utilities, office furniture, equipment, machinery and other office, internal and overhead expenses of our manager required for our operations. Except as noted above, our manager is responsible for all costs incident to the performance of its duties under the management agreement, including compensation of our manager’s employees and other related expenses. Our independent directors review these costs and reimbursements periodically to confirm that these costs and reimbursements are reasonable.

Incentive Fee. In addition to the base management fee, our manager receives a quarterly incentive fee payable in arrears in an amount equal to the product of:

(i) 20% of the dollar amount by which

(a) our net income, before the incentive fee, per weighted average share of our common stock for such quarter, exceeds

(b) an amount equal to (A) the weighted average of the prices per share of common stock in any equity offerings by us multiplied by (B) the greater of (1) 2.375% and (2) 0.75% plus one- fourth of the Ten Year Treasury Rate for such quarter multiplied by

(ii) the weighted average number of our common stock outstanding in such quarter.

The foregoing calculation of the incentive fee will be adjusted to exclude one-time events pursuant to changes in GAAP, as well as non-cash charges, after approval by a majority of our independent directors in the case of non-cash charges. The incentive fee calculation and payment shall be made quarterly in arrears.

For purposes of the foregoing:

“net income” shall be determined by calculating the net income available to owners of our common stock before non-cash equity compensation expense, in accordance with GAAP.

“Ten Year Treasury Rate” means the average of weekly average yield to maturity for U.S. Treasury securities (adjusted to a constant maturity of ten years) as published weekly by the Federal Reserve Board in publication H.15 or any successor publication during a fiscal quarter.

Our ability to achieve returns in excess of the thresholds noted above in order for our manager to earn the incentive compensation described in the proceeding paragraph is dependent upon the level and volatility of interest rates, our ability to react to changes in interest rates and to utilize successfully the operating strategies described herein, and other factors, many of which are not within our control.

Our manager computes the quarterly incentive compensation within 30 days after the end of each fiscal quarter, and we are required to pay the quarterly incentive compensation with respect to each fiscal quarter within five business days following the delivery to us of our manager’s computation of the incentive fee for such quarter.

Our management agreement provides that 15% of our manager’s incentive compensation is to be paid in our common stock (provided that our manager may not own more than 9.8% of our common stock) and the balance in cash. Our manager may elect to receive up to 50% of its incentive compensation in the form of our common stock, subject to the approval of a majority of our independent directors. Under our management agreement, our manager may not elect to receive shares of our common stock as payment of its incentive compensation except in accordance with all applicable securities exchange rules and securities laws.

The number of shares our manager receives is based on the fair market value of those shares. Shares of common stock delivered as payment of the incentive fee will be immediately vested or exercisable; however, our manager has agreed not to sell the shares before one year after the date they are paid. This transfer restriction will lapse if the management agreement is terminated. Our manager may allocate these shares to its officers, employees and other individuals who provide services to it; however, our manager has agreed not to make any such allocations before the first anniversary of the date of grant of such shares.

We have agreed to register the issuance and resale of these shares by our manager. We have also granted our manager the right to include these shares in any registration statements we might file in connection with any future public offerings, subject only to the right of the underwriters of those offerings to reduce the total number of secondary shares included in those offerings (with such reductions to be proportionately allocated among selling stockholders participating in those offerings).

Our management agreement provides that the base management fee and incentive management fee payable to our manager will be reduced, but not below zero, by our proportionate share of the amount of any CDO and CLO collateral management fees and incentive fees paid to Cohen & Company or its subsidiaries in connection with the CDOs and CLOs in which we invest, based on the percentage of equity we hold in such CDOs and CLOs. Origination fees, structuring fees and placement fees paid to Cohen & Company or its subsidiaries will not reduce the amount of fees we pay under the management agreement. Thus, Cohen & Company and its affiliates will earn significant fees from their relationship with us, regardless of our performance or the returns earned by our stockholders from their investment in us.

Compensation of Executive Officers

The following table summarizes the compensation paid by us for the fiscal year ended December 31, 2006 to the individuals who served as our “named executive officers” as such term is defined in Item 402(a)(3) of Regulation S-K. Ms. Riffe, Mr. Deehan and Mr. Boston, are no longer employed by us. Mr. McEntee and Mr. Longino are employees of our manager.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
James J. McEntee, III,	2006	—	—	—	—	—	—	—		—
Chief Executive Officer & President (1)

John J. Longino,	2006	—	—	—	—	—	—	11,886	(3)	11,886
Chief Financial Officer & Treasurer (2)

Stacy M. Riffe,	2006	179,765	—	—	—	—	—	721,580	(5)	901,345
Former Chief Executive Officer, Chief Financial Officer, Secretary & Treasurer (4)

George O. Deehan,	2006	153,819	—	—	—	—	—	596,595	(7)	750,414
Former Chief Executive Officer (6)

Byron L. Boston,	2006	238,351	—	—	—	—	—	961,985	(9)	1,200,336
Former Executive Vice President—Chief Investment Officer (8)

(1)	Mr. McEntee became our CEO and President on October 6, 2006 in connection with our merger with AFT. Mr. McEntee is an employee of Cohen & Company and received no compensation from us in 2006.
(2)	Mr. Longino became our CFO and Treasurer on October 6, 2006 in connection with our merger with AFT. Mr. Longino is an employee of Cohen & Company and received no cash compensation from us in 2006.
(3)	This amount represents dividends paid on Mr. Longino’s restricted stock.
(4)	Ms. Riffe was appointed as our CFO on September 13, 2005 and as our CEO on July 14, 2006. Ms. Riffe’s positions as our CEO, CFO, Treasurer and Secretary terminated on October 6, 2006 in connection with our merger with AFT. From October 6, 2006 until November 3, 2006, Ms. Riffe was a consultant to the Company, assisting with the post-merger transition of management.
(5)	Upon the closing of our merger with AFT, Ms. Riffe received a severance payments in the amount of $600,000 and 9,444 shares of restricted stock that she had previously been awarded vested. Ms. Riffe’s restricted shares otherwise would have vested ratably over three years commencing on October 28, 2006. The value of this accelerated vesting was $74,416. Post-merger, Ms. Riffe received $41,264 for her services as a consultant. She also received dividend payments of $5,900 on her restricted stock.
(6)	Mr. Deehan resigned from his positions as our Chief Executive Officer and a director on July 14, 2006.
(7)	Pursuant to a separation agreement and general release between Mr. Deehan and the Company, dated July 14, 2006, Mr. Deehan will receive severance payments totaling $550,000 payable in equal installments over a period of 12 months. In addition, 5,000 shares of restricted stock granted to Mr. Deehan vested as of the date of the separation agreement. The value of this accelerated vesting was $46,295. Mr. Deehan also received dividend payments of $300 from his restricted stock.
(8)	Mr. Boston’s employment with us terminated on October 6, 2006 in connection with our merger with AFT.
(9)	Upon the closing of our merger with AFT, Mr. Boston received a severance payment in the amount of $897,000 and 7,500 shares of restricted stock that he had previously been awarded vested. Mr. Boston’s restricted shares otherwise would have vested ratably over three years commencing July 21, 2006. The value of this accelerated vesting was $60,560. Mr. Deehan received dividend payments of $4,425 from his restricted stock.

Grants of Plan-Based Awards in 2006

No plan-based awards were granted in 2006 to any of our named executive officers under our Amended and Restated 2003 Share Incentive Plan (which was effective until October 6, 2006) or under our 2006 Long-Term Incentive Plan (which replaced the Amended and Restated 2003 Share Incentive Plan effective October 6, 2006 in connection with our merger with AFT).

Messrs. McEntee and Longino were previously awarded 89,845 and 33,692 shares, respectively, of AFT restricted stock, which were converted in our merger with AFT into 113,204 and 42,451 shares, respectively, of restricted stock of the Company and governed by the terms and conditions of our 2006 Long-Term Incentive Plan. On October 31, 2006, Mr. McEntee voluntarily forfeited back to us, for no consideration, all 113,204 post-merger restricted shares that he held.

Outstanding Equity Awards at Fiscal Year-End 2006

The following table summarizes the equity awards we have made to each of the named executive officers that were outstanding as of December 31, 2006.

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
John J. Longino	—	—	—	—	—	42,451	(1)	$454,226	—	—

(1)	Mr. Longino was previously awarded 33,692 shares of AFT restricted stock, which were converted in our merger with AFT into 42,451 shares of restricted stock of the Company. The restrictions on 1/3 of Mr. Longino’s restricted shares expired on January 31, 2007 and the restrictions on Mr. Longino’s remaining restricted shares expire pro rata on the last day of each calendar quarter during the following two-year vesting period of the grant.

Option Exercises and Stock Vested

The following table shows information regarding option exercises and vesting of stock awards for each named executive officer during the year ended December 31, 2006.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Stacy M. Riffe	—	—	9,444	81,218
George O. Deehan	—	—	5,000	41,450
Byron L. Boston	—	—	7,500	64,500

Employment Agreements

As of October 6, 2006, we are managed by our manager and we no longer have any employment agreements with our executive officers.

COMPENSATION OF DIRECTORS

Members of our Board of Directors who are employed by us, our manager or its affiliates, such as Daniel G. Cohen and James J. McEntee, III, do not receive additional compensation for serving on our Board of Directors. Independent directors will each receive customary fees for serving as a director in accordance with our current compensation policy, which provides for the following fees:

Annual Retainer Fees	Amount ($)
Board Member	35,000
Audit Committee Chair	20,000
Compensation Committee Chair	7,500
Nominating and Corporate Governance Committee Chair	7,500
Special Committee Chair	10,000

Meeting Fees
Board meeting attended in person	1,000
Board meeting attended telephonically	500
Committee meeting attended in person	1,000
Committee meeting attended telephonically	500
Special committee meeting attended in person	3,500
Special committee meeting attended telephonically	2,500

Additionally, non-employee directors are reimbursed for travel expenses incurred in connection with attending meetings and other activities related to serving on our Board of Directors. The Company plans to grant 7,500 shares of restricted stock to each of our non-employee directors if the amendment to our 2006 Long-Term Incentive Plan, set forth under Proposal 2 in this Proxy Statement, is approved by stockholders.

Under our 2006 director compensation policy, non-employee directors received, in addition to the fees set out above, (i) upon election to the Board, a stock option to purchase 5,000 shares of common stock at the then fair market value, vesting in full one year from the date of grant, and (ii) upon re-election to the Board, 2,000 shares of restricted stock, vesting in full one year from the grant date. As of October 6, 2006 this policy ceased to be effective. The Compensation Committee now has the responsibility of addressing stock related compensation policies.

The table below summarizes the compensation information for our non-employee directors for the fiscal year ended December 31, 2006. James J. McEntee, III, our Chief Executive Officer and President, is not included in this table as he is a “named executive officer” of the Company and receives no compensation for his services as a director. Compensation for Mr. McEntee is shown above, in the Summary Compensation Table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards($)	Option Awards($)	Non-Equity Incentive Plan Compensation($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation($)		Total ($)
Rodney E. Bennett	82,500	—	—	—	—	60	(1)	82,560
Marc Chayette	8,000	—	—	—	—	—		8,000
Daniel G. Cohen	—	—	—	—	—	—		—
Thomas P. Costello	12,250	—	—	—	—	3,528	(2)	15,778
G. Steven Dawson	61,250	—	—	—	—	60	(1)	61,310
Jack Haraburda	9,750	—	—	—	—	3,528	(2)	13,278
Joseph P. Stingone	37,000	—	—	—	—	60	(1)	37,060
Lance Ullom	10,500	—	—	—	—	3,528	(2)	14,028
Charles W. Wolcott	52,500	—	—	—	—	3,700	(3)	56,200
Charles D. Van Sickle	33,500	—	—	—	—	3,050	(3)	36,550

(1)	Dividends earned on 2,000 restricted shares.
(2)	Dividends earned on 12,600 restricted shares.
(3)	Cash payments under the Merger Agreement in respect of the termination of their options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee has any interlocking relationship with any other company that requires disclosure under this heading. None of the members of the Compensation Committee of our Board of Directors, nor any of our executive officers, will serve as a member of the governing body or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors.

COMPENSATION DISCUSSION AND ANALYSIS

As of October 6, 2006 all of our executive officers are employees of our manager or one or more of its affiliates and do not receive cash compensation from us for serving as our executive officers. However, our Compensation Committee administers our 2006 Long-Term Incentive Plan, which is designed to provide equity-based incentives to our and our affiliates’ key employees, directors, officers, advisors and consultants.

Compensation Philosophy and Objectives

Before the completion of our merger with AFT, we generally compensated our executive officers through a combination of base salary, annual bonus compensation and awards of stock options and restricted stock. Since the completion of the merger, base salaries and annual bonus compensation for our executive officers have been determined and paid by our manager, for whom our executive officers are employed. In addition to compensation paid to our executive officers by our manager, we have the ability to compensate our executive officers through equity-based incentives granted under our 2006 Long-Term Incentive Plan, which is administered by our Compensation Committee.

The goal of our compensation program is to attract, motivate and retain the highly talented individuals needed to operate, acquire, develop and grow our business over the long-term. As such, we seek to provide compensation that will support the achievement of our financial and growth goals and objectives. When our performance exceeds the goals and objectives established for a particular performance period, we believe that our key personnel should be compensated appropriately. When our performance falls short of our financial or other objectives, we believe that our Compensation Committee should exercise its discretion in determining the appropriate compensation for our key personnel. To help achieve our goals and objectives and appropriately compensate our key personnel in light of our short and long-term performance and growth, we have structured an equity-based incentive compensation system designed to attract and maintain key personnel, induce them to remain with us, our subsidiaries and our manager, and encourage them to increase their efforts to make our business more successful.

Our Compensation Committee annually reviews our compensation programs to ensure that incentive opportunities are competitive and reflect our performance. The Compensation Committee will benchmark our compensation programs to comparative companies. To reinforce the importance of balancing short-term and long-term results, our key personnel may be provided with annual and long-term equity-based incentives granted under our 2006 Long-Term Incentive Plan.

Base Salary

Until October 6, 2006, base salary levels for executive officers were largely derived through an evaluation of the responsibilities of the position held and the experience of the particular individuals, both compared to companies of similar size, complexity and, where comparable, in the same industry. The determination of comparable companies was based upon selections made by the Compensation Committee, as to comparable companies in the real estate industry, and by independent compensation consultants, as to other comparable companies. Actual salaries for our executive officers in 2006, prior to our merger with AFT, were based on each executive officer’s skill and ability to influence the Company’s financial performance and growth in both the short-term and long-term. Since October 6, 2006, the base salaries of our executive officers have been determined and paid by our manager.

Bonus Compensation

Until October 6, 2006, our Compensation Committee designed its annual incentive or bonus compensation to align compensation with our annual performance. The Compensation Committee established, at the beginning of each year, the key performance measures that it believed required the special focus of all of our associates, including our executive officers, to move the business forward and to create value for our stockholders. Each individual’s eligible bonus was based on a percentage of the individual’s base salary. The bonus percentage was also based on a competitive analysis.

Each executive officer’s ability to influence our success was considered in establishing this percentage. Incentive compensation earned was determined annually on the basis of performance against pre-established goals and objectives. The eligible bonus percentage for executive officers was generally allocated between achievement of company-wide achievement of its goals and individual goals. Specific individual goals for each executive officer were established at the beginning of the year and were tied to the functional responsibilities of each executive officer. Individual goals included both objective financial measures as well as subjective factors such as efficiency in managing capital resources, successful acquisitions, good investor relations and the continued development of management.

Our 2006 goals and objectives, prior to the completion of our merger with AFT, were primarily based on operating performance, as measured by factors such as funds from operations, and achieving the appropriate growth objective, relating primarily to portfolio acquisitions. Other than the allocation between the Company’s goals and the individual’s goals, no specific weights were assigned to the individual goals. Through October 6, 2006, our performance targets and all individual goals were not achieved and, consequently, our executive officers received minimal bonus awards.

Equity-Based Incentives

Since base salaries and bonuses paid to our executive officers are now determined and paid by our manager, equity-based compensation granted to our executive officers and other key personnel under our 2006 Long-Term Incentive Plan, referred to below as the Plan, is the only element of compensation that is subject to our discretion. Our Plan is administered by the Compensation Committee, except that in certain circumstances the Board of Directors may act in its place. The purpose of the Plan is to attract key employees, directors, officers, advisors and consultants and to induce them to continue providing services to us and our subsidiaries and encourage them to increase their efforts to make our business more successful, whether directly or through our subsidiaries or other affiliates. In furtherance of these objectives, the Plan is designed to provide equity-based incentives to such persons in the form of options (including stock appreciation rights), restricted stock, phantom shares, dividend equivalent rights and other forms of equity based awards as contemplated by the Plan, with eligibility for such awards determined by the Compensation Committee. Our Compensation Committee and Board of Directors believe that awards of restricted stock, typically vesting over a period of three years or more, are the most effective of the equity-based incentives available under the Plan in accomplishing our compensation goals.

Equity-based awards to key personnel are generally subject to vesting periods in order to support the achievement of our performance goals over the long-term and to help retain key personnel. The Compensation Committee determines the number and type of equity-based incentives that should be awarded from time to time to key personnel in light of our compensation goals and objectives. The Compensation Committee strongly believes that by providing our key personnel with the opportunity to increase their ownership of our equity, the interests of stockholders and our key personnel will be more closely aligned. We did not award any equity-based incentives in 2006. Executive officers play a significant role in making recommendations to the Compensation Committee.

Termination Payments

Stacy M. Riffe, our former Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer, and Byron L. Boston, our former Executive Vice President and Chief Investment Officer, resigned from the Company on October 6, 2006 upon the closing of our merger with AFT. Under the terms of their employment agreements with us, Mr. Boston and Ms. Riffe received severance payments in the amount of $897,000 and $400,000 respectively. Mr. Boston also had 7,500 shares of restricted stock and Ms. Riffe 9,444 shares of restricted stock which vested upon the closing of the merger. Mr. Boston’s restricted shares otherwise would have vested ratably over three years commencing July 21, 2006. Ms. Riffe’s restricted shares otherwise would have vested ratably over three years commencing October 28, 2006. As a result of the acceleration of the vesting of their restricted shares, Ms. Riffe and Mr. Boston now have freely tradeable shares that are no longer subject to any restrictions.

George Deehan, our former Chief Executive Officer and a former director resigned from the Company effective July 14, 2006 and entered into a separation agreement and general release with the Company under which he will receive severance payments totaling $550,000 payable in equal installments over a period of 12 months. Mr. Deehan was previously granted non-qualified stock options to purchase 5,000 shares of our common stock. In connection with Mr. Deehan’s separation agreement, all of these options vested but were not exercised and expired on August 13, 2006. In addition, 5,000 shares of restricted stock granted to Mr. Deehan vested as of the date of the separation agreement.

Chief Executive Officer Performance Evaluation

During 2006, the Compensation Committee evaluated our Chief Executive Officer’s performance based on our growth and financial performance. The compensation of our Chief Executive Officers in 2006, Mr. Deehan from January 1, 2006 to July 14, 2006, and Ms. Riffe from July 14, 2006 to October 6, 2006, was based primarily on company-wide performance and was set by the Compensation Committee. Mr. McEntee, who became our Chief Executive Officer on October 6, 2006 upon completion of our merger with AFT, is an employee of our manager and was compensated solely by our manager in 2006.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The following report of the Compensation Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent the Company specifically incorporates this report of the Compensation Committee by reference therein.

The Compensation Committee is comprised entirely of independent directors as determined by the Board of Directors within the meaning of the applicable NYSE listing standards currently in effect. The Board designates the members and the Chairman of the committee on an annual basis. Charles D. Van Sickle, the former Chairman of the Compensation Committee, and Joseph Stingone, a former member of the Compensation Committee, resigned from the Board of Directors on October 6, 2006 in connection with the Company’s merger with AFT. G. Steven Dawson, a current member of the Board of Directors, resigned from the committee on October 18, 2006. The committee met two times during 2006. On October 18, 2006, the Board of Directors appointed Messrs. Bennett, Haraburda (Chairman) and Ullom to the Compensation Committee.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on these reviews and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

Respectfully Submitted,

Compensation Committee

Jack Haraburda, Chairman

Rodney E. Bennett

Lance Ullom

PROPOSAL TWO—AMENDMENTS TO OUR 2006 LONG-TERM INCENTIVE PLAN

General

Following our merger with AFT, we terminated our Amended and Restated 2003 Share Incentive Plan and adopted the 2006 Long-Term Incentive Plan (the “Plan”). Our Board of Directors is proposing amendments to the 2006 Long-Term Incentive Plan to (i) increase the total number of shares of common stock available to be granted under the Plan and (ii) increase the maximum number of shares of common stock that may be granted to any one eligible person in any one year. The amendments were approved by our Board of Directors on April 26, 2007, but remain subject to stockholder approval. Other than these amendments, we are not proposing to change any of the other terms of the Plan.

The Plan currently provides that, subject to adjustment upon certain corporate transactions or events, the total number of shares of our common stock that may be awarded under the Plan may not exceed 3% of the number of shares we had outstanding on the effective date of our merger with AFT and the maximum number of shares that may be granted to any one eligible person in any one year may not exceed 300,000. Our merger with AFT became effective on October 6, 2006, on which date we had 24,788,380 shares outstanding and 743,651 shares available for issuance under the Plan. The amendments would increase the number of shares of our common stock that may be awarded under the Plan to 1,665,000 shares, and would increase the maximum number of shares that could underlie awards in any one year to any one eligible person to 600,000, in each case subject to adjustment upon certain corporate transactions or events described in the Plan.

The purpose of the Plan is to attract key employees, directors, officers, advisors and consultants and to induce them to continue to provide services to us and our subsidiaries and encourage them to increase their efforts to make our business more successful, whether directly or through our subsidiaries or other affiliates. In furtherance of these objectives, the Plan is designed to provide equity-based incentives to such persons in the form of options (including stock appreciation rights), restricted stock, phantom shares, dividend equivalent rights and other forms of equity based awards as contemplated by the Plan, with eligibility for such awards determined by our Compensation Committee. As of April 20, 2007, there were no outstanding equity-based awards under the Plan other than 665,662 restricted shares and we had 77,989 shares of our common stock available to be awarded under the Plan. We feel that it is important for our future growth to be able to provide equity-based incentives to our key personnel, and we are asking stockholders to approve the amendments to the Plan to increase the number of shares that may be awarded thereunder and the maximum number of shares which may be granted to an eligible person in any one year. Since the Compensation Committee has the discretion to determine which eligible persons will receive awards under the Plan, future awards to directors, executive officers and other key personnel are not generally determinable. However, the Company plans to grant 7,500 shares of restricted stock to each of our non-employee directors if the amendment to our 2006 Long-Term Incentive Plan, set forth under Proposal 2 in this Proxy Statement, is approved by stockholders.

The Board of Directors unanimously recommends that you vote “FOR” the proposal to amend the Plan, as set forth in Proposal 2. In the absence of instructions to the contrary, proxies solicited in connection with this Proxy Statement will be voted for such amendments to the Plan.

Description of the Plan

The following is a summary of the Plan, as it is proposed to be amended. The summary is qualified in its entirety by reference to the complete text of the Plan, which, as amended, is attached as Appendix A to this Proxy Statement and incorporated herein by reference.

The characterization of options, including whether options shall constitute “incentive stock options” for purposes of Section 422(b) of the Internal Revenue Code, is determined by the Compensation Committee. Additionally, the exercise price for each option that is intended to qualify for an exception from the limitation imposed by Section 162(m) of the Internal Revenue Code shall not be less than 100% of the fair market value of the underlying stock on the day the option is granted, or 110% in the case of an incentive stock option granted to a 10% stockholder.

The Compensation Committee is responsible for determining the vesting schedules of grants of restricted stock, and, except to the extent restricted under the award agreement, a Plan participant who has been granted restricted stock has all of the rights of a stockholder of the Company, including the right to vote his or her shares and the right to receive cash dividends. Cash dividends on such shares are paid to holders unless provided otherwise.

The Compensation Committee may authorize the granting of phantom shares to eligible persons. Phantom shares represent a future right to receive the fair market value of a share of our common stock or, if provided by the Compensation Committee, the right to receive the fair market value of a share of our common stock in excess of a base value.

In connection with the payment of dividend equivalents rights, the Compensation Committee may provide that such amounts be converted into cash or additional common stock. Dividend equivalents granted in relation to options that are intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code are payable regardless of whether the related option is exercised.

As stated above, the Plan currently provides that, subject to adjustment upon certain corporate transactions or events, the total number of shares of our common stock that may be awarded under the Plan may not exceed 743,651 shares. If the proposal to amend the Plan is approved by stockholders, the total number of shares of common stock that may be awarded under the Plan may not exceed 1,665,000 shares, subject to adjustment upon certain corporate transactions or events.

If an option or other award granted under the Plan expires or terminates, the shares subject to any portion of the award that expires or terminates without having been exercised or paid, again becomes available for the issuance of additional awards. Unless previously terminated by our Board of Directors, no new award may be granted under the Plan after the tenth anniversary of the date that the Plan was initially approved by the Board of Directors or, if earlier, by our stockholders.

The Plan is administered by the Compensation Committee (provided that in certain circumstances the Board of Directors may act in place of the Compensation Committee). If we are involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of substantially all of our assets or our stock, or a transaction similar thereto, or upon certain changes in capital structure and other similar events, the Compensation Committee may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the change in control, but only if the committee determines that the adjustments do not have an adverse economic impact on the Plan participants, as determined at the time of the adjustments.

In no event may an eligible person under the Plan receive options for more than 250,000 shares on an annual basis, and the maximum number of shares that may underlie awards, other than options, granted in any one year to any eligible person may not exceed 300,000. Subject to adjustment upon certain corporate transactions or events, options with respect to an aggregate of no more than 500,000 shares may be granted under the Plan. If the proposal to amend the Plan is approved by stockholders, the maximum number of shares of common stock that may underlie awards under the Plan may not exceed 600,000 shares on an annual basis.

Each option granted under the Plan is exercisable after the period or periods specified in the award agreement, which generally will not exceed 10 years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder, if permitted under the Plan).

Subject to the limitations provided for in the Plan, our Board of Directors may amend the Plan as it deems advisable, except that it may not amend the Plan in any way that would adversely affect a participant with respect to an award previously granted unless the amendment is required in order to comply with applicable laws. In addition, our Board of Directors may not amend the Plan if the amendment would cause the Plan to fail to comply with any requirement of applicable law or regulation, unless and until such amendment is approved by our stockholders.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Our directors and executive officers are eligible to receive awards under our 2006 Long-Term Incentive Plan. Amending the Plan to (i) increase the total number of shares of common stock available to be granted under the Plan and (ii) increase the maximum number of shares of common stock that may be granted to any one eligible person in any one year will enable us to continue to provide equity-based incentives to our directors, executive officers and other key personnel in the future, as and if recommended by our Compensation Committee and approved by our Board of Directors. Directors and executive officers may benefit from the payment of such equity-based awards. The Company plans to grant 7,500 shares of restricted stock to each of our non-employee directors if the amendment to our 2006 Long-Term Incentive Plan, set forth under Proposal 2 in this Proxy Statement, is approved by stockholders. Since the Compensation Committee has the discretion to determine which eligible persons will receive awards under the Plan, future awards to directors, executive officers and other key personnel are not generally determinable.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent the Company specifically incorporates this report of the Audit Committee by reference therein.

The Audit Committee is composed of three independent non-employee directors and operates under a written charter adopted by the Board of Directors (which is available on our website at www.alescofinancial.com). The Audit Committee currently consists of Messrs. Wolcott, Ullom and Costello, who serves as the Chairman. The Board of Directors has determined that each committee member is independent within the meaning of the applicable NYSE listing standards currently in effect. Charles D. Van Sickle, a former member of the Audit Committee, resigned from our Board of Directors on October 6, 2006 in connection with our merger with AFT. Mr. Bennett, the former Chairman of the Audit Committee, resigned from the Audit Committee on October 18, 2006 and joined the Compensation Committee.

Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with GAAP. Our independent registered public accounting firm is responsible for performing an audit of the consolidated financial statements and an audit of management’s assessment of, and the effective operation of, the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to oversee and review these processes. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing, and does not provide any expert or other special assurance as to such financial statements concerning compliance with the laws, regulations or GAAP or as to the independence of the registered public accounting firm. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm. The Audit Committee held seven meetings during fiscal 2006. The meetings were designed, among other things, to facilitate and encourage communication among the committee, management, and the Company’s independent registered public accounting firm, Hancock Askew & Co., LLP from January 1, 2006 until November 3, 2006, and Ernst & Young LLP, from November 6, 2006 onward (Ernst & Young and Hancock Askew & Co. being collectively referred to herein as the “independent accountants”). The Audit Committee discussed with the Company’s independent accountants the overall scope and plans for their audit.

The Audit Committee reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2006 with management and Ernst & Young LLP, who performed the Company’s audit for the year ended December 31, 2006. The Audit Committee also discussed with management and each of the Company’s independent accountants, as applicable, the process used to support certifications by our Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany the Company’s periodic filings with the SEC.

In addition, the Audit Committee obtained from the Company’s independent accountants a formal written statement describing all relationships between the independent accountants and the Company that might bear on their independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the independent accountants any relationships that may impact their objectivity and independence, and satisfied itself as to their independence. When considering the independence of the independent accountants, the Audit Committee considered whether their provision of services to the Company beyond those rendered in connection with their audit of the Company’s consolidated financial statements and reviews of its consolidated financial statements, including in its Quarterly Reports on Form 10-Q, was compatible with maintaining their independence. The Audit Committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, the independent accountants. The Audit Committee also discussed and reviewed with the independent accountants all communications required by generally accepted auditing standards, including those described in Statement on

Auditing Standards (SAS) No. 61, as amended, “Communication with Audit Committees,” SAS 99 “Consideration of Fraud in a Financial Statement Audit,” and SEC rules discussed in Final Release Nos. 33-8183 and 33-8183a.

Based on the Audit Committee’s review and these meetings, discussions and reports, and subject to the limitations on the Audit Committee’s role and responsibilities referred to above and in the Audit Committee charter, as amended, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements for the year ended December 31, 2006 be included in the Annual Report on Form 10-K.

Respectfully Submitted,

Audit Committee

Thomas Costello, Chairman

Charles W. Wolcott

Lance Ullom

PROPOSAL THREE—RATIFICATION OF THE APPOINTMENT OF

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Ernst & Young LLP to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

Our acquisition by merger of AFT, which was completed on October 6, 2006, was a “reverse merger” for accounting purposes, which means that AFT is considered our acquirer for accounting purposes. Ernst & Young LLP served as the independent registered public accounting firm for AFT. On November 6, 2006, our Audit Committee engaged Ernst & Young LLP as our new independent registered public accounting firm for the fiscal year ended December 31, 2006, to replace Hancock Askew & Co., LLP.

Our Board of Directors believes that it is good corporate practice to seek stockholder ratification of the selection of our independent registered public accounting firm. If the appointment of Ernst & Young LLP is not ratified, the Audit Committee will reconsider the appointment. Representatives of Ernst & Young LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from our stockholders.

The Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007 as set forth in Proposal 3. In the absence of instructions to the contrary, proxies solicited in connection with this Proxy Statement will be voted for such ratification.

PRINCIPAL ACCOUNTING FIRM FEES

Ernst & Young LLP served as our certifying accountant for the period from October 6, 2003 (the date of our inception) through December 31, 2003, the fiscal year ended December 31, 2004 and the subsequent interim periods and then resigned effective August 22, 2005. Ernst & Young LLP’s reports on our financial statements for the period from October 6, 2003 through December 31, 2003, and the fiscal year ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of our financial statements for the period from October 6, 2003 through December 31, 2003, and the fiscal year ended December 31, 2004 and, in the subsequent interim period through August 22, 2005, there were no disagreements between us and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young LLP’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report, and there were no reportable events as specified in Item 304(a)(1)(v) of Regulation S-K.

On October 20, 2005, our Audit Committee engaged Hancock Askew & Co., LLP (“Hancock”) as our independent registered public accounting firm to replace Ernst & Young LLP. During the two most recent fiscal years and the subsequent interim period through October 20, 2005, neither we nor anyone on our behalf had consulted with Hancock regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided by Hancock that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

On October 13, 2006, Hancock resigned as our independent accountant effective as of the filing of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2006. Hancock’s reports on our financial statements for the year ended December 31, 2005 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the period in which Hancock was engaged, beginning in October 2005 and including the subsequent interim periods preceding Hancock’s resignation, there were not any disagreements with Hancock on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Hancock would have caused it to make reference thereto in, or in connection with, its reports on the financial statements for the period covered by its audit.

Our acquisition by merger of AFT, which was completed on October 6, 2006, was a “reverse merger” for accounting purposes, which means that AFT was considered our acquirer for accounting purposes. Ernst & Young LLP had served as the independent registered public accounting firm for AFT. On November 6, 2006, our Audit Committee engaged Ernst & Young LLP to replace Hancock as our independent registered public accounting firm for the year ending December 31, 2006. On April 26, 2007 our Audit Committee appointed Ernst & Young LLP to be our independent registered public accounting firm for the year ending December 31, 2007, and we are asking stockholders to ratify such appointment. Except as set out above, during our two most recent fiscal years and the subsequent interim period, neither us nor anyone acting on our behalf has consulted with Ernst & Young LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided by Ernst & Young LLP that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” as defined in Item 304(a)(1) of Regulation S-K and the related instructions to Item 304 of Regulation S-K.

Aggregate fees billed to us for the years ended December 31, 2006 and 2005 were as follows:

	2006	2005
Audit Fees	$1,247,365	$374,686
Audit-Related Fees	658,486	7,253
Tax Fees	54,000	78,984
All Other Fees	523,800	38,500

Total	2,483,651	499,423

The 2006 audit fees included $59,318 of fees for services provided by Hancock through the date of their resignation in November 2006, and $1,188,047 of the fees were for services provided by Ernst & Young LLP from the time of their engagement in November 2006, including the audit of the December 31, 2006 financial statements. The 2006 audit-related fees included $93,867 of services provided by Hancock and $564,619 of services provided by Ernst & Young LLP. All tax and other fees during 2006 were billed by Ernst & Young LLP.

The audit fees above represent fees for professional services rendered for the audits and quarterly reviews of our consolidated financial statements. The audit-related fees above represent fees related to SEC filings. The tax fees above for 2006 represent tax compliance services provided to consolidated CDO entities and the tax fees above for 2005 represent professional fees for compliance services in connection with our federal and state tax filings and advisory services related to our status as a REIT. The 2006 other fees represent agreed upon procedures for services provided to consolidated CDO entities and the 2005 other fees represent fees for professional services related to compensation advisory services to the Compensation Committee of the Board of Directors.

The Audit Committee charter provides that the committee will pre-approve all audit services and all permissible non-audit services to be performed for us by our independent auditors. The Audit Committee has pre-approved all services performed by Ernst & Young LLP and Hancock, and determined the provisions of the services to be compatible with maintaining the principal accountant’s independence.

At its regularly scheduled and special meetings, the Audit Committee considers and pre-approves any audit and non-audit services to be performed by our independent accountant. The Audit Committee has delegated to its Chairman, an independent member of our Board of Directors, the authority to grant pre-approvals of all audit, review and attest services and non-audit services other than the fees and terms for the Company’s annual audit, provided that any such pre-approval by the Chairman shall be reported to the Audit Committee at its next scheduled meeting.

The Audit Committee has considered whether the provision of these services is compatible with maintaining the independent accountants’ independence and has determined that such services have not adversely affected the independence of our independent accountants.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with Cohen & Company and Management Team

Purchase of Shares

On November 27, 2006, we closed a public offering of 30,360,000 shares of our common stock, which included 3,960,000 shares of common stock sold pursuant to the underwriters’ exercise of the over-allotment option that we granted pursuant to the purchase agreement, dated as of November 20, 2006, by and among us, our manager and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bear, Stearns & Co. Inc., as representatives of the underwriters. Daniel G. Cohen, our Executive Chairman, paid $999,999 in cash to purchase 111,111 shares; James J. McEntee, III, our President and Chief Executive Officer, paid $499,995 in cash to purchase 55,555 shares; Shami Patel, our Chief Operating Officer and Chief Investment Officer, paid $150,003 in cash to purchase 16,667 shares; and G. Steven Dawson, one of our directors, paid $450,000 in cash to purchase 50,000 shares. In addition, Christopher Ricciardi, the president and chief executive officer of Cohen & Company, paid $499,995 in cash to purchase 55,555 shares, and Lars Norell, a Managing Director and the head of capital markets of Cohen & Company, paid $150,003 in cash to purchase 16,667 shares. Certain other directors and executive officers of the Company purchased shares in the offering in amounts less than $100,000. Each of our directors and officers who purchased shares in the offering and Messrs. Ricciardi and Norell purchased their shares at the public offering price of $9.00 per share.

Cohen & Company paid $4 million in cash to purchase 400,000 common shares in AFT’s January 2006 private placement, which represented 3.88% of AFT’s outstanding shares upon the completion of the private placement. In connection with our merger with AFT, these shares were converted into 504,000 shares of our common stock.

Daniel G. Cohen, formally AFT’s and currently our Executive Chairman, paid $800,000 in cash to purchase 80,000 common shares in AFT’s private placement and James J. McEntee, III, formally AFT’s and currently our President and Chief Executive Officer, paid $200,000 in cash to purchase 20,000 common shares in AFT’s private placement, representing approximately 0.78% and 0.19%, respectively, of AFT’s outstanding shares following the completion of AFT’s private placement. In connection with the merger, these shares were converted into 100,800 shares and 25,200 shares, respectively, of our common stock.

AFT also sold 592,479 shares in its private placement directly to certain of its officers and employees of, and other parties related to, its manager, Cohen & Company and their affiliates (representing approximately 5.75% of AFT’s outstanding shares following completion of its private placement).

Management and Shared Services Agreements

We have entered into a management agreement with our manager, a wholly-owned subsidiary of Cohen & Company, which governs the relationship between our company and our manager and describes the services to be provided by our manager and its compensation for those services, see “Executive Compensation—Management Agreement” above.

In addition, our manager has entered into a shared services agreement with Cohen & Company and our manager pursuant to which Cohen & Company will provide our manager with access to Cohen & Company’s credit analysis and risk management expertise and processes, information technology, office space, personnel and other resources. Cohen & Company has granted us a right of first refusal with respect to certain types of CDOs and CLOs.

Our management and shared services agreements are intended to provide us with access to Cohen & Company’s pipeline of assets, its personnel and their experience in capital markets, credit analysis, debt structuring and risk and asset management as well as assistance with corporate operations and governance. During the term of the management agreement, Cohen & Company will provide us with the right to consider investment opportunities in our target asset classes, subject to our agreement with respect to allocation.

Fees Earned by Cohen & Company and its Affiliates in Respect of Our Investments

In addition to the fees payable to our manager under the management agreement, Cohen & Company benefits from other fees paid to it by third parties in respect of our investments, regardless of our performance. In particular, affiliates of Cohen & Company earn origination fees paid by the issuers of TruPS, which have historically ranged from zero to 3.0% of the face amount of a TruPS issuance. Cohen & Company typically retains part of this fee and shares the balance with the investment bank or other third-party broker that introduced the funding opportunity to Cohen & Company. Cohen & Company’s affiliates also receive structuring fees for services relating to the structuring of a CDO or CLO on our behalf or in which we invest. This fee typically ranges from zero to 0.45% of the face amount of the securities issued by the CDO or CLO, but may exceed this amount. Our independent directors must approve any structuring fees for CDOs and CLOs collateralized by our target asset classes exceeding 0.45% of the face amount of the securities issued by such CDOs or CLOs. In addition, affiliates of Cohen & Company act as collateral managers of the CDOs and CLOs in which we (and prior to the merger, AFT) have invested and will invest in the future. In this capacity, these affiliates have received and will receive collateral management fees that have historically ranged between 0.10% and 0.63% of the assets held by the CDOs and CLOs. In addition, the collateral managers may be entitled to earn incentive fees if CDOs or CLOs managed by them exceed certain performance benchmarks. A broker-dealer affiliate of Cohen & Company has also earned and will earn placement fees in respect of debt and equity securities which it sells to investors in the CDOs and CLOs in which we invest, as well as commissions and mark-ups from trading of securities to and from CDOs and CLOs in which we invest. Our management agreement with our manager provides that the base management fee and incentive management fee payable to our manager is reduced by our proportionate share of the amount of any CDO and CLO collateral management fees and incentive fees paid to Cohen & Company and its affiliates in connection with the CDOs and CLOs in which we invest, based on the percentage of equity we hold in such CDOs and CLOs. Origination fees, structuring fees, placement fees and trading discounts and commissions paid to, or earned by, Cohen & Company and its affiliates will not reduce the amount of fees we pay under the management agreement. Thus, Cohen & Company and its affiliates will earn significant fees from their relationship with us, regardless of our performance or the returns earned by our stockholders from their investment in us.

The following table summarizes the base management fees payable and incentive fees paid, net of asset management fee credits, to our manager by us and AFT as of December 31, 2006. Additionally, the following table summarizes structuring, placement, origination and collateral management fees earned by affiliates of our manager, including Cohen & Company, in connection with CDOs and CLOs in which we and AFT had invested at that date.

For the period from January 1, 2006 through December 31, 2006 (000s)
Fees Paid to Cohen & Company Relating to Management Agreement
Base management fees paid under management agreement	$2,209
Incentive fees paid under management agreement	$994
Collateral management fee credits under management agreement	$(2,455)
Total Fees Paid to Cohen & Company Relating to Management Agreement	$748

Fees Paid to Affiliates of Cohen & Company Relating to CDO/CLO Investment Transactions
Structuring and placement fees	$33,970
Origination fees	$10,510
Collateral management fees	$4,394
Total Fees Paid to Affiliates of Cohen & Company Relating to CDO/CLO Investment Transactions	$48,874

Grant of Restricted Shares

AFT granted 333,327 restricted common shares available under its 2006 equity incentive plan in connection with the closing of its private placement. These restricted shares were converted into 419,992 restricted shares of our common stock in connection with our merger with AFT and the restrictions applicable to these restricted shares continued in accordance with their terms following the merger under our 2006 Long-Term Incentive Plan. On October 31, 2006, Daniel G. Cohen, our Executive Chairman, and James J. McEntee, III, our President and Chief Executive Officer, each voluntarily forfeited back to us, for no consideration, all 113,204 post-merger restricted shares they each held.

The Bancorp, Inc.

We expect to maintain cash balances in The Bancorp, Inc. Daniel G. Cohen, our Executive Chairman is the chairman of the board of directors of The Bancorp, Inc. and James J. McEntee, III, our President and Chief Executive Officer, is also a director of The Bancorp Bank, the holding company for The Bancorp, Inc.

Policies and Procedures With Respect to Related Party Transactions

Pursuant to the Management Agreement

Any determination made by or on behalf of the Company to purchase securities in CDOs or CLOs structured or managed by Cohen & Company is subject to the approval of a majority of our independent directors. In addition, any transaction between us and Cohen & Company or its affiliates not specifically permitted by the management agreement must be approved by a majority of our independent directors.

Other Related Party Transactions

It is the policy of our Board of Directors that all transactions between us and a related party must be approved or ratified by at least a majority of the members of our Board who are not interested in the transaction. A related party includes any director or executive officer, or his or her immediate family members, or stockholders owning 5% of more of our outstanding stock.

In determining whether to approve or ratify a related party transaction, our Board will take into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director will participate in any discussion or approval of a related party transaction for which he or she is a related party, except that the director will provide all material information concerning the related party transaction to our Board.

If a related party transaction will be ongoing, our Board may establish guidelines for our management to follow in its ongoing dealings with the related party. The Board may delegate to our Nominating and Corporate Governance Committee the authority to review and assess, on at least an annual basis, any such ongoing relationships with the related party to see that they are in compliance with the Board’s guidelines.

All related party transactions will be disclosed in our applicable filings with the SEC as required under SEC rules.

OTHER MATTERS

As of the mailing date of this Proxy Statement, our Board of Directors knows of no matters to be presented at the annual meeting other than those set forth in the Notice of Annual Meeting of Stockholders and described in this Proxy Statement. Should any other matter requiring a vote of the stockholders arise at the annual meeting, the persons named in the accompanying proxy will vote on such matter in their discretion.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2008 annual meeting of stockholders must be received by our Corporate Secretary at our principal executive offices no later than January 1, 2008 in order to be considered for inclusion in our proxy statement relating to the 2008 annual meeting pursuant to Rule 14a-8 under the Exchange Act.

For a proposal of a stockholder to be presented at the 2008 annual meeting of stockholders, other than a stockholder proposal included in the proxy statement pursuant to Rule 14a-8, it must be received by our Corporate Secretary at our principal executive offices in the timeframe as provided in our Bylaws. To be timely, a stockholder’s notice shall set forth all information required under Section 1.11 of our Bylaws and shall be delivered to our Corporate Secretary at our principal executive office not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. However, in the event our Board of Directors increases or decreases the maximum or minimum number of directors in accordance with our Bylaws, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of mailing of the notice of the preceding year’s annual meeting, a stockholder’s notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to our Corporate Secretary at our principal executive office not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by us.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the year ended December 31, 2006 is enclosed with this Proxy Statement but does not constitute a part of the proxy soliciting material. The Company will furnish a copy of its Annual Report on Form 10-K for the year ended December 31, 2006 free of charge (excluding exhibits, for which a reasonable charge shall be imposed) to each stockholder who forwards a written request to our Corporate Secretary, Daniel Munley, at Alesco Financial Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, PA 19104. You also may access the EDGAR version of our Annual Report on Form 10-K (with exhibits) on our website at www.alescofinancial.com and on the SEC’s website at www.sec.gov.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, statements or other information filed by us at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1024, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov.

Appendix A

ALESCO FINANCIAL INC.

2006 LONG-TERM INCENTIVE PLAN

(Adopted on October 6, 2006; Amended on April 26, 2007)

Alesco Financial Inc., a Maryland corporation, wishes to attract key employees, Directors, officers, advisors and consultants to the Company and Subsidiaries, and induce key employees, Directors, officers, advisors, consultants and other personnel to remain with the Company and Subsidiaries and encourage them to increase their efforts to make the Company’s business more successful whether directly or through Subsidiaries or other Affiliates. In furtherance thereof, the Alesco Financial Inc. 2006 Long-Term Incentive Plan is designed to provide equity-based incentives to certain Eligible Persons. Awards under the Plan may be made to Eligible Persons in the form of Options (including Stock Appreciation Rights), Restricted Stock, Phantom Shares, Dividend Equivalent Rights and other forms of equity based Awards as contemplated herein.

1.	DEFINITIONS

Whenever used herein, the following terms shall have the meanings set forth below:

“Affiliate” means any entity other than a Subsidiary that is controlled by or under common control with the Company that is designated as an “Affiliate” by the Committee in its discretion. In addition, for purposes of the Plan, the Manager shall be deemed to be an Affiliate.

“Award,” except where referring to a particular category of grant under the Plan, shall include Options, Restricted Stock, Phantom Shares, Dividend Equivalent Rights and other equity-based Awards as contemplated herein.

“Award Agreement” means a written agreement in a form approved by the Committee, as provided in Section 3. An Award Agreement may be, without limitation, an employment or other similar agreement containing provisions governing grants hereunder, if approved by the Committee for use under the Plan.

“Board” means the Board of Directors of the Company.

“Cause” means, unless otherwise provided in the Participant’s Award Agreement (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect; (ii) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Manager or the Company, Subsidiaries or Affiliates; (iii) the commission of a felony or a crime of moral turpitude, dishonesty, breach of trust or unethical business conduct, or any crime involving the Manager or the Company, Subsidiaries, or Affiliates; (iv) fraud, misappropriation or embezzlement; (v) acts or omissions constituting a material failure to perform substantially and adequately the duties assigned to the Participant; (vi) any illegal act detrimental to the Manager or the Company, Subsidiaries or Affiliates; (vii) repeated failure to devote substantially all of the Participant’s business time and efforts to the Manager, the Company, Subsidiaries, or Affiliates if required by the Participant’s employment agreement; or (viii) the Participant’s failure to competently perform his duties after receiving notice from the Manager, the Company, a Subsidiary, or Affiliate, specifically identifying the manner in which the Participant has failed to perform; provided, however, that, if at any particular time the Participant is subject to an effective employment agreement with the Manager or the Company, then, in lieu of the foregoing definition, “Cause” shall at that time have such meaning as may be specified in such employment agreement.

“Change in Control” means the happening of any of the following:

(i)	any “person,” including a “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding the Company or the Manager, any entity controlling, controlled by or under common control with the Company or the Manager, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company, the Manager or any such entity, and with respect to any particular Participant, the Participant and any “group” (as such term is used in Section 13(d)(3) of the Exchange Act) of which the Participant is a member), is or becomes the “beneficial owner” (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company or the Manager representing 50% or more of either (A) the combined voting power of the Company’s or the Manager’s then outstanding securities or (B) the then outstanding Common Stock or securities (or other equity interests) of the Manager (in either such case other than as a result of an acquisition of securities directly from the Company or the Manager); or

(ii)	any consolidation or merger of the Company (with respect to persons described in clause (i) of the definition of Eligible Persons or the Manager (with respect to persons described in clause (ii) of the definition of Eligible Persons) where the stockholders of the Company or the Manager, as applicable, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any); or

(iii)	there shall occur (A) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or the Manager as applicable, other than a sale or disposition by the Company or the Manager as applicable, of all or substantially all of the Company’s or the Manager’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by “persons” (as defined above) in substantially the same proportion as their ownership of the Company or the Manager immediately prior to such sale or (B) the approval by stockholders of the Company or the Manager of any plan or proposal for the liquidation or dissolution of the Company or the Manager; or

(iv)	the members of the Board at the beginning of any consecutive 24-calendar-month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any Director whose election, or nomination for election by the Company’s stockholders, was approved or ratified by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director.

Notwithstanding the foregoing provisions of this definition of Change in Control, if at any time the Participant is subject to an effective employment agreement with the Company (or, while the Manager is an Affiliate, with the Manager) which expressly provides for the definition of a change in control of the Company or the Manager, then, in lieu of the foregoing definition, “Change in Control” shall at that time have such meaning as may be specified, in such employment agreement, with respect to the Company and the Manager, as applicable.

In addition, notwithstanding the foregoing, no event or condition shall constitute a Change in Control to the extent that, if it were, a 20% tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Change in Control to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board.

“Common Stock” means the Company’s Common Stock, par value $.001 per share, either currently existing or authorized hereafter.

“Company” means Alesco Financial Inc., a Maryland corporation.

“Director” means a non-employee director of the Company or Subsidiary that is not an employee of the Company or a Subsidiary.

“Disability” means, unless otherwise provided by the Committee in the Participant’s Award Agreement, a disability which renders the Participant incapable of performing all of his or her duties for a period of at least 180 consecutive or non-consecutive days during any consecutive twelve-month period. Notwithstanding the foregoing, no circumstances or condition shall constitute a Disability to the extent that, if it were, a 20% tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Disability to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

“Dividend Equivalent Right” means a right awarded under Section 8 to receive (or have credited) the equivalent value of dividends paid on Common Stock.

“Eligible Person” means (i) a key employee, Director, officer, advisor, consultant or other personnel of the Company or Subsidiaries or other person expected to provide significant services (of a type expressly approved by the Committee as covered services for these purposes) to the Company or Subsidiaries or (ii) the Manager, joint venture affiliates of the Company or other entities designated in the discretion of the Committee, or officers, directors, employees, members, or managers of the foregoing. In the case of grants directly or indirectly to employees of entities described in clause (ii) of the foregoing sentence, the Committee may make arrangements with such entities as it may consider appropriate in its discretion, in light of tax and other considerations.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” per Share as of a particular date means (i) if Shares are then listed on a national securities exchange or quoted or reported on the NASDAQ National Market (“NASDAQ”), the closing sales price per Share on the exchange or NASDAQ for the last preceding date on which there was a sale of Shares on such exchange or NASDAQ, as determined by the Committee, (ii) if Shares are not then listed on a national securities exchange or quoted on NASDAQ but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market, as determined by the Committee, or (iii) if Shares are not then listed on a national securities exchange or quoted on NASDAQ or traded on an over-the-counter market, such value as the Committee in its discretion may in good faith determine; provided that, where the Shares are so listed or traded, the Committee may make such discretionary determinations where the Shares have not been traded for 10 consecutive trading days.

“Grantee” means an Eligible Person granted Restricted Stock, Phantom Shares, Dividend Equivalent Rights or such other equity-based Awards (other than an Option) as may be granted pursuant to Section 9.

“Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422(b) of the Code.

“Manager” means Cohen Bros., or any successor thereto.

“Non-Qualified Stock Option” means an Option which is not an Incentive Stock Option.

“Option” means the right to purchase, at a price and for the term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Award Agreement, a number of Shares determined by the Committee.

“Optionee” means an Eligible Person to whom an Option is granted, or the Successors of the Optionee, as the context so requires.

“Option Price” means the price per Share, determined by the Board or the Committee, at which an Option may be exercised.

“Participant” means a Grantee or Optionee.

“Performance Goals” has the meaning set forth in Section 10.

“Phantom Share” means a right, pursuant to the Plan, of the Grantee to payment of the Phantom Share Value.

“Phantom Share Value,” per Phantom Share, means the Fair Market Value of a Share or, if so provided by the Committee, such Fair Market Value to the extent in excess of a base value established by the Committee at the time of grant.

“Plan” means the Company’s 2006 Long-Term Incentive Plan, as set forth herein and as the same may from time to time be amended.

“Restricted Stock” means an award of Shares that are subject to restrictions hereunder.

“Retirement” means, unless otherwise provided by the Committee in the Participant’s Award Agreement, the Termination of Service (other than for Cause) of a Participant on or after the Participant’s attainment of age 65 or on or after the Participant’s attainment of age 55 with five consecutive years of service with the Company, Subsidiaries or Affiliates.

“Securities Act” means the Securities Act of 1933, as amended.

“Settlement Date” means the date determined under Section 7.4(c).

“Shares” means shares of Common Stock of the Company.

“Stock Appreciation Right” means an Option described in Section 5.7.

“Subsidiary” means any corporation, partnership or other entity of which at least 50% of the economic interest in the equity is owned (directly or indirectly) by the Company, the Manager or by another subsidiary. In the event the Company or the Manager becomes such a subsidiary of another company (directly or indirectly), the provisions hereof applicable to subsidiaries shall, unless otherwise determined by the Committee, also be applicable to such parent company.

“Successor of the Optionee” means the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Optionee.

“Termination Event” means (i) a Change in Control or (ii) with respect to employees of the Manager, the termination of the management agreement between the Manager and the Company, as amended.

“Termination of Service” means a Participant’s termination of employment or other service (as a consultant or otherwise), as applicable, with the Company, Subsidiaries, the Manager and Affiliates.

2.	EFFECTIVE DATE AND TERMINATION OF PLAN

The effective date of the Plan is October 6, 2006. The Plan shall terminate on, and no Award shall be granted hereunder on or after, the 10-year anniversary of the earlier of the approval of the Plan by (i) the Board or (ii) the stockholders of the Company; provided, however, that the Board may at any time prior to that date terminate the Plan.

3.	ADMINISTRATION OF PLAN

(a) The Plan shall be administered by the Committee. The Committee, upon and after such time as it is subject to Section 16 of the Exchange Act, shall consist of at least two individuals each of whom shall be a “nonemployee director” as defined in Rule 16b-3 as promulgated by the Securities and Exchange Commission (“Rule 16b-3”) under the Exchange Act and shall, at such times as the Company is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards), qualify as “outside directors” for purposes of Section 162(m) of the Code; provided that no action taken by the Committee (including, without limitation, grants) shall be invalidated because any or all of the members of the Committee fails to satisfy the foregoing requirements of this sentence. The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee for purposes of the Plan. If and to the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member. Notwithstanding the other foregoing provisions of this Section 3(a), any Award under the Plan to a person who is a member of the Committee shall be made and administered by the Board. If no Committee is designated by the Board to act for these purposes, the Board shall have the rights and responsibilities of the Committee hereunder and under the Award Agreements.

(b) Subject to the provisions of the Plan, the Committee shall in its discretion as reflected by the terms of the Award Agreements (i) authorize the granting of Awards to Eligible Persons and (ii) determine the eligibility of Eligible Persons to receive an Award, as well as determine the number of Shares to be covered under any Award Agreement, considering the position and responsibilities of the Eligible Persons, the nature and value to the Company of the Eligible Person’s present and potential contribution to the success of the Company whether directly or through Subsidiaries or Affiliates and such other factors as the Committee may deem relevant.

(c) The Award Agreement shall contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Committee. In the event that any Award Agreement or other agreement hereunder provides (without regard to this sentence) for the obligation of the Company, Subsidiaries or Affiliates to purchase or repurchase Shares from a Participant or any other person, then, notwithstanding the provisions of the Award Agreement or such other agreement, such obligation shall not apply to the extent that the purchase or repurchase would not be permitted under governing state law. The Participant shall take whatever additional actions and execute whatever additional documents the Committee may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Participant pursuant to the express provisions of the Plan and the Award Agreement.

4.	SHARES AND UNITS SUBJECT TO THE PLAN.

4.1	In General.

(a) Subject to adjustments as provided in Section 14, the total number of Shares subject to Awards granted under the Plan (including securities convertible into or exchangeable for Shares), in the aggregate, may not exceed 1,665,000. In no event may an Eligible Person receive Options for more than 250,000 Shares on an annual basis, and the maximum number of Shares that may underlie Awards, other than Options, granted in any one year to any Eligible Person, shall not exceed 600,000. Shares distributed under the Plan may be treasury Shares or authorized but unissued Shares. Any Shares that have been granted as

Restricted Stock or that have been reserved for distribution in payment for Options, Phantom Shares or other equity-based Awards but are later forfeited or for any other reason are not payable under the Plan may again be made the subject of Awards under the Plan.

(b) Shares subject to Dividend Equivalent Rights, other than Dividend Equivalent Rights based directly on the dividends payable with respect to Shares subject to Options or the dividends payable on a number of Shares corresponding to the number of Phantom Shares awarded, shall be subject to the limitation of Section 4.1(a). Notwithstanding Section 4.1(a), except in the case of Awards intended to qualify for relief from the limitations of Section 162(m) of the Code, there shall be no limit on the number of Phantom Shares or Dividend Equivalent Rights to the extent they are paid out in cash that may be granted under the Plan. If any Phantom Shares, Dividend Equivalent Rights or other equity-based Awards under Section 9 are paid out in cash, then, notwithstanding the first sentence of Section 4.1(a) above (but subject to the second sentence thereof) the underlying Shares may again be made the subject of Awards under the Plan.

(c) The certificates for Shares issued hereunder may include any legend which the Committee deems appropriate to reflect any rights of first refusal, restrictions under the Shareholders Agreement (as defined in Section 4.1(d)) or other restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate.

4.2	Options.

Subject to adjustments pursuant to Section 14, and subject to the last sentence of Section 4.1(a), Options with respect to an aggregate of no more than 500,000 Shares may be granted under the Plan.

5.	PROVISIONS APPLICABLE TO STOCK OPTIONS.

5.1	Grant of Option.

Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement: (i) determine and designate from time to time those Eligible Persons to whom Options are to be granted and the number of Shares to be optioned to each Eligible Person; (ii) determine whether to grant Options intended to be Incentive Stock Options, or to grant Non-Qualified Stock Options, or both (to the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option); provided that Incentive Stock Options may only be granted to employees of the Company, Subsidiaries or Affiliates; (iii) determine the time or times when and the manner and condition in which each Option shall be exercisable and the duration of the exercise period; (iv) designate each Option as one intended to be an Incentive Stock Option or as a Non-Qualified Stock Option; and (v) determine or impose other conditions to the grant or exercise of Options under the Plan as it may deem appropriate.

5.2	Option Price.

The Option Price shall be determined by the Committee on the date the Option is granted and reflected in the Award Agreement, as the same may be amended from time to time. Any particular Award Agreement may provide for different Option Prices for specified amounts of Shares subject to the Option; provided that the Option Price shall not be less than 100% of the Fair Market Value of a Share on the day the Option is granted.

5.3	Period of Option and Vesting.

(a) Unless earlier expired, forfeited or otherwise terminated, each Option shall expire in its entirety upon the 10th anniversary of the date of grant or shall have such other term as is set forth in the applicable Award Agreement. The Option shall also expire, be forfeited and terminate at such times and in such circumstances as otherwise provided hereunder or under the Award Agreement.

(b) Each Option, to the extent that the Optionee has not had a Termination of Service and the Option has not otherwise lapsed, expired, terminated or been forfeited, shall first become exercisable according to the terms and conditions set forth in the Award Agreement, as determined by the Committee at the time of grant. Unless otherwise provided in the Plan or the Award Agreement, no Option (or portion thereof) shall ever be exercisable if the Optionee has a Termination of Service before the time at which such Option (or portion thereof) would otherwise have become exercisable, and any Option that would otherwise become exercisable after such Termination of Service shall not become exercisable and shall be forfeited upon such termination. Notwithstanding the foregoing provisions of this Section 5.3(b), Options exercisable pursuant to the schedule set forth by the Committee at the time of the grant may be fully or more rapidly exercisable or otherwise vested at any time in the discretion of the Committee. Upon and after the death of an Optionee, such Optionee’s Options, if and to the extent otherwise exercisable hereunder or under the applicable Award Agreement after the Optionee’s death, may be exercised by the Successors of the Optionee.

5.4	Exercisability Upon and After Termination of Optionee.

(a) Subject to provisions of the Award Agreement, if an Optionee has a Termination of Service other than by the Company or Subsidiaries for Cause, or other than by reason of death, Retirement or Disability, then no exercise of an Option may occur after the expiration of the three-month period to follow the termination, or if earlier, the expiration of the term of the Option as provided under Section 5.3(a); provided that, if the Optionee should die after the Termination of Service, but while the Option is still in effect, the Option (if and to the extent otherwise exercisable by the Optionee at the time of death) may be exercised until the earlier of (i) one year from the date of the Termination of Service of the Optionee, or (ii) the date on which the term of the Option expires in accordance with Section 5.3(a).

(b) Subject to provisions of the Award Agreement, in the event the Optionee has a Termination of Service on account of death, Disability or Retirement, the Option (whether or not otherwise exercisable) may be exercised until the earlier of (i) one year from the date of the Termination of Service of the Optionee, or (ii) the date on which the term of the Option expires in accordance with Section 5.3.

(c) Notwithstanding any other provision hereof, unless otherwise provided in the Award Agreement, if the Optionee has a Termination of Service for Cause, the Optionee’s Options, to the extent then unexercised, shall thereupon cease to be exercisable and shall be forfeited forthwith.

5.5	Exercise of Options.

(a) Subject to vesting, restrictions on exercisability and other restrictions provided for hereunder or otherwise imposed in accordance herewith, an Option may be exercised, and payment in full of the aggregate Option Price made, by an Optionee only by written notice (in the form prescribed by the Committee) to the Company or its designee specifying the number of Shares to be purchased.

(b) Without limiting the scope of the Committee’s discretion hereunder, the Committee may impose such other restrictions on the exercise of Options (whether or not in the nature of the foregoing restrictions) as it may deem necessary or appropriate.

5.6	Payment.

(a) The aggregate Option Price shall be paid in full upon the exercise of the Option. Payment must be made by one of the following methods:

(i) a certified or bank cashier’s check;

(ii) subject to Section 12(e), the proceeds of a Company loan program or third-party sale program or a notice acceptable to the Committee given as consideration under such a program, in each case if permitted by the Committee in its discretion, if such a program has been established and the Optionee is eligible to participate therein;

(iii) if approved by the Committee in its discretion, Shares of previously owned Common Stock, which have been previously owned for more than six months, having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price; or

(iv) if approved by the Committee in its discretion, through the written election of the Optionee to have Shares withheld by the Company from the Shares otherwise to be received, with such withheld Shares having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price; or

(v) by any combination of such methods of payment or any other method acceptable to the Committee in its discretion.

(b) Except in the case of Options exercised by certified or bank cashier’s check, the Committee may impose limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of Common Stock as payment upon exercise of an Option.

(c) The Committee may provide that no Option may be exercised with respect to any fractional Share. Any fractional Shares resulting from an Optionee’s exercise that is accepted by the Company shall in the discretion of the Committee be paid in cash.

5.7	Stock Appreciation Rights.

(a) The Committee, in its discretion, may also permit (taking into account, without limitation, the application of Section 409A of the Code, as the Committee may deem appropriate) the Optionee to elect to receive upon the exercise of an Option a combination of Shares and cash, or, in the discretion of the Committee, either Shares or solely in cash, with an aggregate Fair Market Value (or, to the extent of payment in cash, in an amount) equal to the excess of the Fair Market Value of the Shares with respect to which the Option is being exercised over the aggregate Option Price, as determined as of the day the Option is exercised.

(b) Upon the exercise of any Stock Appreciation Rights, the greater of (i) the number of shares subject to the Stock Appreciation Rights so exercised, and (ii) the number of Shares, if any, that are issued in connection with such exercise, shall be deducted from the number of Shares available for issuance under the Plan.

(c) In no event may a Stock Appreciation Right be transferred by a holder thereof for consideration without the prior approval of the Company’s stockholders.

5.8	Exercise by Successors.

An Option may be exercised, and payment in full of the aggregate Option Price made, by the Successors of the Optionee only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased. Such notice shall state that the aggregate Option Price will be paid in full, or that the Option will be exercised as otherwise provided hereunder, in the discretion of the Company or the Committee, if and as applicable.

5.9	Nontransferability of Option.

Each Option granted under the Plan shall be nontransferable by the Optionee except by will or the laws of descent and distribution of the state wherein the Optionee is domiciled at the time of his death; provided, however, that the Committee may (but need not) permit other transfers, where the Committee concludes that such transferability (i) does not result in accelerated U.S. federal income taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code, (iii) complies with applicable law, including securities laws, and (iv) is otherwise appropriate and desirable. In no event may an Option be transferred by an Optionee for consideration without the prior approval of the Company’s stockholders.

5.10	Deferral.

The Committee (taking into account, without limitation, the possible application of Section 409A of the Code, as the Committee may deem appropriate) may establish a program under which Participants will have Phantom Shares subject to Section 7 credited upon their exercise of Options, rather than receiving Shares at that time.

5.11	Certain Incentive Stock Option Provisions.

(a) In no event may an Incentive Stock Option be granted other than to employees of a “subsidiary corporation” or a “parent corporation,” as defined in Section 424(f) of the Code, with respect to the Company. The aggregate Fair Market Value, determined as of the date an Option is granted, of the Common Stock for which any Optionee may be awarded Incentive Stock Options which are first exercisable by the

Optionee during any calendar year under the Plan (or any other stock option plan required to be taken into account under Section 422(d) of the Code) shall not exceed $100,000. To the extent the $100,000 limit referred to in the preceding sentence is exceeded, an Option will be treated as a Non-Qualified Stock Option.

(b) If Shares acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by an Optionee prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of Shares to the Optionee pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company (or an Affiliate) thereupon has a tax-withholding obligation, shall pay to the Company (or such Affiliate) an amount equal to any withholding tax the Company (or Affiliate) is required to pay as a result of the disqualifying disposition.

(c) The Option Price with respect to each Incentive Stock Option shall not be less than 100%, or 110% in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners), of the Fair Market Value of a Share on the day the Option is granted. Also, in the case of such an individual who is granted an Incentive Stock Option, the term of such Option shall be no more than five years from the date of grant.

6.	PROVISIONS APPLICABLE TO RESTRICTED STOCK.

6.1	Grant of Restricted Stock.

(a) In connection with the grant of Restricted Stock, whether or not performance goals (as provided for under Section 10) apply thereto, the Committee shall establish one or more vesting periods with respect to the shares of Restricted Stock granted, the length of which shall be determined in the discretion of the Committee. Subject to the provisions of this Section 6, the applicable Award Agreement and the other provisions of the Plan, restrictions on Restricted Stock shall lapse if the Grantee satisfies all applicable employment or other service requirements through the end of the applicable vesting period.

(b) Subject to the other terms of the Plan, the Committee may, in its discretion as reflected by the terms of the applicable Award Agreement: (i) authorize the granting of Restricted Stock to Eligible Persons; (ii) provide a specified purchase price for the Restricted Stock (whether or not the payment of a purchase price is required by any state law applicable to the Company); (iii) determine the restrictions applicable to Restricted Stock and (iv) determine or impose other conditions, including any applicable Performance Goals, to the grant of Restricted Stock under the Plan as it may deem appropriate.

6.2	Certificates/Book Entry.

(a) Unless otherwise provided by the Committee, each Grantee of Restricted Stock shall be issued a stock certificate in respect of Shares of Restricted Stock awarded under the Plan. Each such certificate shall be registered in the name of the Grantee. Without limiting the generality of Section 4.1(c), the certificates for Shares of Restricted Stock issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate, and, without limiting the generality of the foregoing, shall bear a legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE ALESCO FINANCIAL INC. 2006 LONG-TERM INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND ALESCO FINANCIAL INC. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE IN THE OFFICES OF ALESCO FINANCIAL INC. AT CIRA CENTRE, 2929 ARCH STREET, 17th FLOOR, PHILADELPHIA, PENNSYLVANIA 19104.

(b) The Committee shall require that any stock certificates evidencing such Shares be held in custody by the Company or its designee until the restrictions hereunder shall have lapsed, and that, as a condition of any Award of Restricted Stock, the Grantee shall have delivered to the Company or its designee a stock power, endorsed in blank, relating to the stock covered by such Award. If and when such restrictions so lapse, the stock certificates shall be delivered by the Company to the Grantee or his or her designee as provided in Section 6.3 (and the stock power shall cease to be of effect).

(c) Where no certificate is issued in the name of the Grantee, a “book entry” (by computerized or manual entry) shall be made in the records of the Company (or, if applicable, the Company’s transfer agent) to evidence an award of Shares of Restricted Stock.

6.3	Restrictions and Conditions.

Unless otherwise provided by the Committee, the Shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(i) Subject to the provisions of the Plan and the Award Agreements, during a period commencing with the date of such Award and ending on the date the period of forfeiture with respect to such Shares lapses, the Grantee shall not be permitted voluntarily or involuntarily to sell, transfer, pledge, anticipate, alienate, encumber or assign Shares of Restricted Stock awarded under the Plan (or have such Shares attached or garnished). Subject to the provisions of the Award Agreements and clause (iii) below, the period of forfeiture with respect to Shares granted hereunder shall lapse as provided in the applicable Award Agreement. Notwithstanding the foregoing, unless otherwise expressly provided by the Committee, the period of forfeiture with respect to such Shares shall only lapse as to whole Shares.

(ii) Except as provided in the foregoing clause (i), below in this clause (ii) in Section 14, or as otherwise provided in the applicable Award Agreement, the Grantee shall have, in respect of the Shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the Shares and the right to receive any cash dividends as and when such dividends are declared and paid by the Company (or as soon as practicable thereafter); provided, however, that cash dividends on such Shares shall, unless otherwise provided by the Committee, be held by the Company (unsegregated as a part of its general assets) until the period of forfeiture lapses (and forfeited if the underlying Shares are forfeited), and paid over to the Grantee (without interest) as soon as practicable after such period lapses (if not forfeited). Certificates for Shares (not subject to restrictions) shall be delivered to the Grantee or his or her designee promptly after, and only after, the period of forfeiture shall lapse without forfeiture in respect of such Shares of Restricted Stock.

(iii) Except as otherwise provided in the applicable Award Agreement, and subject to clause (iv) below, if the Grantee has a Termination of Service by the Company and Subsidiaries (or, if applicable, Affiliates) for Cause, or by the Grantee for any reason during the applicable period of forfeiture, then (A) all Shares still subject to restriction shall thereupon, and with no further action, be forfeited by the Grantee, and (B) the Company shall pay to the Grantee as soon as practicable (and in no event more than 30 days) after such termination an amount, equal to the lesser of (x) the amount paid by the Grantee for such forfeited Restricted Stock as contemplated by Section 6.1, and (y) the Fair Market Value on the date of termination of the forfeited Restricted Stock.

(iv) Subject to the provisions of the Award Agreement, in the event the Grantee has a Termination of Service on account of death, Disability or Retirement, or the Grantee has a Termination of Service by the Company and Subsidiaries for any reason other than Cause, or in the event of a Termination Event (regardless of whether a termination follows thereafter), during the applicable period of forfeiture, then restrictions under the Plan will immediately lapse on all Restricted Stock granted to the applicable Grantee.

7.	PROVISIONS APPLICABLE TO PHANTOM SHARES.

7.1	Grant of Phantom Shares.

Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement: (i) authorize the granting of Phantom Shares to Eligible Persons and (ii) determine or impose other conditions to the grant of Phantom Shares under the Plan as it may deem appropriate.

7.2	Term.

The Committee may provide in an Award Agreement that any particular Phantom Share shall expire at the end of a specified term.

7.3	Vesting.

Phantom Shares shall vest as provided in the applicable Award Agreement.

7.4	Settlement of Phantom Shares.

(a) Each vested and outstanding Phantom Share shall be settled by the transfer to the Grantee of one Share; provided that, the Committee at the time of grant (or, in the appropriate case, as determined by the Committee, thereafter) may provide that, after consideration of possible accounting issues, a Phantom Share may be settled (i) in cash at the applicable Phantom Share Value, (ii) in cash or by transfer of Shares as elected by the Grantee in accordance with procedures established by the Committee or (iii) in cash or by transfer of Shares as elected by the Company.

(b) Payment (whether of cash or Shares) in respect of Phantom Shares shall be made in a single sum by the Company; provided that, with respect to Phantom Shares of a Grantee which have a common Settlement Date, the Committee may permit the Grantee to elect in accordance with procedures established by the Committee (taking into account, without limitation, Section 409A of the Code, as the Committee may deem appropriate) to receive installment payments over a period not to exceed 10 years, rather than a single-sum payment.

(c) Unless otherwise provided in the applicable Award Agreement, the “Settlement Date” with respect to a Phantom Share is the first day of the month to follow the date on which the Phantom Share vests; provided that a Grantee may elect, in accordance with procedures to be established by the Committee, that such Settlement Date will be deferred as elected by the Grantee to the first day of the month to follow the Grantee’s Termination of Service, or such other time as may be permitted by the Committee. Unless otherwise determined by the Committee, elections under this Section 7.4(c)(i) must, except as may otherwise be permitted under the rules applicable under Section 409A of the Code, (A) be effective at least one year after they are made, or, in the case of payments to commence at a specific time, be made at least one year before the first scheduled payment and (B) defer the commencement of distributions (and each affected distribution) for at least five years.

(i) Notwithstanding Section 7.4(c)(i), the Committee may provide that distributions of Phantom Shares can be elected at any time in those cases in which the Phantom Share Value is determined by reference to Fair Market Value to the extent in excess of a base value, rather than by reference to unreduced Fair Market Value.

(ii) Notwithstanding the foregoing, the Settlement Date, if not earlier pursuant to this Section 7.4(c), is the date of the Grantee’s death.

(d) Notwithstanding the other provisions of this Section 7, in the event of a Termination Event, the Settlement Date shall be the date of such Termination Event and all amounts due with respect to Phantom Shares to a Grantee hereunder shall be paid as soon as practicable (but in no event more than 30 days) after such Termination Event, unless such Grantee elects otherwise in accordance with procedures established by the Committee.

(e) Notwithstanding any other provision of the Plan, a Grantee may receive any amounts to be paid in installments as provided in Section 7.4(b) or deferred by the Grantee as provided in Section 7.4(c) in the event of an “Unforeseeable Emergency.” For these purposes, an “Unforeseeable Emergency,” as determined by the Committee in its sole discretion, is a severe financial hardship to the Grantee resulting from a sudden and unexpected illness or accident of the Grantee or “dependent,” as defined in Section 152(a) of the Code, of the Grantee, loss of the Grantee’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Grantee. The circumstances that will constitute an Unforeseeable Emergency will depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved:

(i) through reimbursement or compensation by insurance or otherwise,

(ii) by liquidation of the Grantee’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or

(iii) by future cessation of the making of additional deferrals under Section 7.4 (b) and (c).

Without limitation, the need to send a Grantee’s child to college or the desire to purchase a home shall not constitute an Unforeseeable Emergency. Distributions of amounts because of an Unforeseeable Emergency shall be permitted to the extent reasonably needed to satisfy the emergency need.

7.5	Other Phantom Share Provisions.

(a) Rights to payments with respect to Phantom Shares granted under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, garnishment, levy, execution, or other legal or equitable process, either voluntary or involuntary; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish, or levy or execute on any right to payments or other benefits payable hereunder, shall be void.

(b) A Grantee may designate in writing, on forms to be prescribed by the Committee, a beneficiary or beneficiaries to receive any payments payable after his or her death and may amend or revoke such designation at any time. If no beneficiary designation is in effect at the time of a Grantee’s death, payments hereunder shall be made to the Grantee’s estate. If a Grantee with a vested Phantom Share dies, such Phantom Share shall be settled and the Phantom Share Value in respect of such Phantom Shares paid, and any payments deferred pursuant to an election under Section 7.4(c) shall be accelerated and paid, as soon as practicable (but no later than 60 days) after the date of death to such Grantee’s beneficiary or estate, as applicable.

(c) The Committee may establish a program under which distributions with respect to Phantom Shares may be deferred for periods in addition to those otherwise contemplated by foregoing provisions of this Section 7. Such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts, and, if permitted by the Committee, provisions under which Participants may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.

(d) Notwithstanding any other provision of this Section 7, any fractional Phantom Share will be paid out in cash at the Phantom Share Value as of the Settlement Date.

(e) No Phantom Share shall be construed to give any Grantee any rights with respect to Shares or any ownership interest in the Company. Except as may be provided in accordance with Section 8, no provision of the Plan shall be interpreted to confer upon any Grantee any voting, dividend or derivative or other similar rights with respect to any Phantom Share.

7.6	Claims Procedures.

(a) To the extent that the Plan is determined by the Committee to be subject to the Employee Retirement Income Security Act of 1974, as amended, the Grantee, or his beneficiary hereunder or authorized representative, may file a claim for payments with respect to Phantom Shares under the Plan by written communication to the Committee or its designee. A claim is not considered filed until such communication is actually received. Within 90 days (or, if special circumstances require an extension of time for processing, 180 days, in which case notice of such special circumstances should be provided within the initial 90-day period) after the filing of the claim, the Committee will either:

(i) approve the claim and take appropriate steps for satisfaction of the claim; or

(ii) if the claim is wholly or partially denied, advise the claimant of such denial by furnishing to him a written notice of such denial setting forth (A) the specific reason or reasons for the denial; (B) specific reference to pertinent provisions of the Plan on which the denial is based and, if the denial is based in whole or in part on any rule of construction or interpretation adopted by the Committee, a reference to such rule, a copy of which shall be provided to the claimant; (C) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of the reasons why such material or information is necessary; and (D) a reference to this Section 7.6 as the provision setting forth the claims procedure under the Plan.

(b) The claimant may request a review of any denial of his claim by written application to the Committee within 60 days after receipt of the notice of denial of such claim. Within 60 days (or, if special circumstances require an extension of time for processing, 120 days, in which case notice of such special circumstances should be provided within the initial 60-day period) after receipt of written application for review, the Committee will provide the claimant with its decision in writing, including, if the claimant’s claim is not approved, specific reasons for the decision and specific references to the Plan provisions on which the decision is based.

8.	PROVISIONS APPLICABLE TO DIVIDEND EQUIVALENT RIGHTS.

8.1	Grant of Dividend Equivalent Rights.

Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the Award Agreements, authorize the granting of Dividend Equivalent Rights to Eligible Persons based on the regular cash dividends declared on Common Stock, to be credited as of the dividend payment dates, during the period between the date an Award is granted, and the date such Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalent Rights shall be converted to cash or additional Shares by such formula and at such time and subject to such limitation as may be determined by the Committee. With respect to Dividend Equivalent Rights granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalent Rights shall be payable regardless of whether such Option is exercised. If a Dividend Equivalent Right is granted in respect of another Award hereunder, then, unless otherwise stated in the Award Agreement, in no event shall the Dividend Equivalent Right be in effect for a period beyond the time during which the applicable portion of the underlying Award is in effect.

8.2	Certain Terms.

(a) The term of a Dividend Equivalent Right shall be set by the Committee in its discretion.

(b) Unless otherwise determined by the Committee, except as contemplated by Section 8.4, a Dividend Equivalent Right is exercisable or payable only while the Participant is an Eligible Person.

(c) Payment of the amount determined in accordance with Section 8.1 shall be in cash, in Common Stock or a combination of the two, as determined by the Committee.

(d) The Committee may impose such employment-related conditions on the grant of a Dividend Equivalent Right as it deems appropriate in its discretion.

8.3	Other Types of Dividend Equivalent Rights.

The Committee may establish a program under which Dividend Equivalent Rights of a type whether or not described in the foregoing provisions of this Section 8 may be granted to Participants. For example, and without limitation, the Committee may grant a dividend equivalent right in respect of each Share subject to an Option or with respect to a Phantom Share, which right would consist of the right (subject to Section 8.4) to receive a cash payment in an amount equal to the dividend distributions paid on a Share from time to time.

8.4	Deferral.

The Committee may establish a program (taking into account, without limitation, the possible application of Section 409A of the Code, as the Committee may deem appropriate) under which Participants (i) will have Phantom Shares credited, subject to the terms of Sections 7.4 and 7.5 as though directly applicable with respect thereto, upon the granting of Dividend Equivalent Rights, or (ii) will have payments with respect to Dividend Equivalent Rights deferred. In the case of the foregoing clause (ii), such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts, and, if permitted by the Committee, provisions under which Participants may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.

9.	OTHER EQUITY-BASED AWARDS.

The Committee shall have the right to grant (i) other Awards based upon the Common Stock having such terms and conditions as the Committee may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of Stock Appreciation Rights and (ii) interests (which may be expressed as units or otherwise) in subsidiaries, as applicable.

10.	PERFORMANCE GOALS.

The Committee, in its discretion, may in the case of Awards (including, in particular, Awards other than Options) intended to qualify for an exception from the limitation imposed by Section 162(m) of the Code (“Performance-Based Awards”), (i) establish one or more performance goals (“Performance Goals”) as a precondition to the issuance or vesting of Awards, and (ii) provide, in connection with the establishment of the Performance Goals, for predetermined Awards to those Participants (who continue to meet all applicable eligibility requirements) with respect to whom the applicable Performance Goals are satisfied. The Performance Goals shall be based upon the criteria set forth in Exhibit A hereto which is hereby incorporated herein by reference as though set forth in full. The Performance Goals shall be established in a timely fashion such that they are considered preestablished for purposes of the rules governing performance-based compensation under Section 162(m) of the Code. Prior to the award or vesting, as applicable, of affected Awards hereunder, the Committee shall have certified that any applicable Performance Goals, and other material terms of the Award, have been satisfied. Performance Goals which do not satisfy the foregoing provisions of this Section 10 may be established by the Committee with respect to Awards not intended to qualify for an exception from the limitations imposed by Section 162(m) of the Code.

11.	TAX WITHHOLDING.

11.1	In General.

The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding determined by the Committee to be required by law. Without limiting the generality of the foregoing, the Committee may, in its discretion, require the Participant to pay to the Company at such time as the Committee determines the amount that the Committee deems necessary to satisfy the Company’s obligation to withhold federal, state or local income or other taxes incurred by reason of (i) the exercise of any Option, (ii) the lapsing of any restrictions applicable to any Restricted Stock, (iii) the receipt of a distribution in respect of Phantom Shares or Dividend Equivalent Rights or (iv) any other applicable income-recognition event (for example, an election under Section 83(b) of the Code).

11.2	Share Withholding.

(a) Upon exercise of an Option, the Optionee may, if approved by the Committee in its discretion, make a written election to have Shares then issued withheld by the Company from the Shares otherwise to be received, or to deliver previously owned Shares, in order to satisfy the liability for such withholding taxes. In the event that the Optionee makes, and the Committee permits, such an election, the number of

Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes. Where the exercise of an Option does not give rise to an obligation by the Company to withhold federal, state or local income or other taxes on the date of exercise, but may give rise to such an obligation in the future, the Committee may, in its discretion, make such arrangements and impose such requirements as it deems necessary or appropriate.

(b) Upon lapsing of restrictions on Restricted Stock (or other income-recognition event), the Grantee may, if approved by the Committee in its discretion, make a written election to have Shares withheld by the Company from the Shares otherwise to be released from restriction, or to deliver previously owned Shares (not subject to restrictions hereunder), in order to satisfy the liability for such withholding taxes. In the event that the Grantee makes, and the Committee permits, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes.

(c) Upon the making of a distribution in respect of Phantom Shares or Dividend Equivalent Rights, the Grantee may, if approved by the Committee in its discretion, make a written election to have amounts (which may include Shares) withheld by the Company from the distribution otherwise to be made, or to deliver previously owned Shares (not subject to restrictions hereunder), in order to satisfy the liability for such withholding taxes. In the event that the Grantee makes, and the Committee permits, such an election, any Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes.

11.3	Withholding Required.

Notwithstanding anything contained in the Plan or the Award Agreement to the contrary, the Participant’s satisfaction of any tax-withholding requirements imposed by the Committee shall be a condition precedent to the Company’s obligation as may otherwise be provided hereunder to provide Shares to the Participant and to the release of any restrictions as may otherwise be provided hereunder, as applicable; and the applicable Option, Restricted Stock, Phantom Shares or Dividend Equivalent Rights shall be forfeited upon the failure of the Participant to satisfy such requirements with respect to, as applicable, (i) the exercise of the Option, (ii) the lapsing of restrictions on the Restricted Stock (or other income-recognition event) or (iii) distributions in respect of any Phantom Share or Dividend Equivalent Right.

12.	REGULATIONS AND APPROVALS.

(a) The obligation of the Company to sell Shares with respect to an Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(b) The Committee may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to an Award.

(c) Each grant of Options, Restricted Stock, Phantom Shares (or issuance of Shares in respect thereof) or Dividend Equivalent Rights (or issuance of Shares in respect thereof), or other Award under Section 9 (or issuance of Shares in respect thereof), is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of Options, Shares of Restricted Stock, Phantom Shares, Dividend Equivalent Rights, other Awards or other Shares, no payment shall be made, or Phantom Shares or Shares issued or grant of Restricted Stock or other Award made, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Committee.

(d) In the event that the disposition of stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required under the Securities Act, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that such Shares are acquired for investment only and not with a view to distribution and that such Shares will be disposed of only if registered for sale under the Securities Act or if there is an available exemption for such disposition.

(e) Notwithstanding any other provision of the Plan, the Company shall not be required to take or permit any action under the Plan or any Award Agreement which, in the good-faith determination of the Company, would result in a material risk of a violation by the Company of Section 13(k) of the Exchange Act.

13.	INTERPRETATION AND AMENDMENTS; OTHER RULES.

The Committee may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate. Without limiting the generality of the foregoing, the Committee may (i) determine the extent, if any, to which Options, Phantom Shares or Shares (whether or not Shares of Restricted Stock) or Dividend Equivalent Rights shall be forfeited (whether or not such forfeiture is expressly contemplated hereunder); (ii) interpret the Plan and the Award Agreements hereunder, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law, provided that the Committee’s interpretation shall not be entitled to deference on and after a Termination Event except to the extent that such interpretations are made exclusively by members of the Committee who are individuals who served as Committee members before the Termination Event; and (iii) take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof. In the event of any dispute or disagreement as to the interpretation of the Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Committee, except as provided in clause (ii) of the foregoing sentence, shall be final and binding upon all persons. Unless otherwise expressly provided hereunder, the Committee, with respect to any grant, may exercise its discretion hereunder at the time of the Award or thereafter. The Board may amend the Plan as it shall deem advisable, except that no amendment may adversely affect a Participant with respect to an Award previously granted without such Participant’s written consent unless such amendments are required in order to comply with applicable laws; provided, however, that the Plan may not be amended without stockholder approval in any case in which amendment in the absence of stockholder approval would cause the Plan to fail to comply with any applicable legal requirement or applicable exchange or similar rule.

14.	CHANGES IN CAPITAL STRUCTURE.

(a) If (i) the Company or Subsidiaries shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or Subsidiaries or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of the Company or Subsidiaries, or any distribution to holders of Common Stock other than cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the outstanding Awards, then:

(x) the maximum aggregate number and kind of Shares which may be made subject to Options and Dividend Equivalent Rights under the Plan, the maximum aggregate number and kind of Shares of Restricted Stock that may be granted under the Plan, the maximum aggregate number of Phantom Shares and other Awards which may be granted under the Plan may be appropriately adjusted by the Committee in its discretion; and

(y) the Committee may take any such action as in its discretion shall be necessary to maintain each Participants’ rights hereunder (including under their Award Agreements) so that they are substantially in their respective Options, Phantom Shares and Dividend Equivalent Rights substantially proportionate to the rights existing in such Options, Phantom Shares and Dividend Equivalent Rights prior to such event, including, without limitation, adjustments in (A) the number of Options, Phantom Shares and Dividend Equivalent Rights (and other Awards under Section 9) granted, (B) the number and kind of shares or other property to be distributed in respect of Options, Phantom Shares and Dividend Equivalent Rights (and other Awards under Section 9 as applicable), (C) the Option Price and Phantom Share Value, and (D) performance-based criteria established in connection with Awards (to the extent consistent with Section 162(m) of the Code, as applicable); provided that, in the discretion of the Committee, the foregoing clause (D) may also be applied in the case of any event relating to a Subsidiary if the event would have been covered under this Section 14(a) had the event related to the Company.

To the extent that such action shall include an increase or decrease in the number of Shares (or units of other property then available) subject to all outstanding Awards, the number of Shares (or units) available under Section 4 shall be increased or decreased, as the case may be, proportionately, as may be determined by the Committee in its discretion.

(b) Any Shares or other securities distributed to a Grantee with respect to Restricted Stock or otherwise issued in substitution of Restricted Stock shall be subject to the restrictions and requirements imposed by Section 6, including depositing the certificates therefor with the Company together with a stock power and bearing a legend as provided in Section 6.2(a).

(c) If the Company shall be consolidated or merged with another corporation or other entity, each Grantee who has received Restricted Stock that is then subject to restrictions imposed by Section 6.3(a) may be required to deposit with the successor corporation the certificates, if any, for the stock or securities, or the other property, that the Grantee is entitled to receive by reason of ownership of Restricted Stock in a manner consistent with Section 6.2(b), and such stock, securities or other property shall become subject to the restrictions and requirements imposed by Section 6.3(a), and the certificates therefor or other evidence thereof shall bear a legend similar in form and substance to the legend set forth in Section 6.2(a).

(d) If a Termination Event shall occur, then the Committee, as constituted immediately before the Termination Event, may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the Termination Event, provided that the Committee determines that such adjustments do not have an adverse economic impact on the Participant as determined at the time of the adjustments.

(e) The judgment of the Committee with respect to any matter referred to in this Section 14 shall be conclusive and binding upon each Participant without the need for any amendment to the Plan.

(f) Other than as otherwise permitted under this Section 14, without the prior approval of the Company’s stockholders: (i) the Option Price, with respect to an Option, or grant price, with respect to a Stock Appreciation Right, may not be reduced below the price established at the time of grant thereof and (ii) an outstanding Option or Stock Appreciation Right may not be cancelled and replaced with a new Award with a lower exercise or grant price.

15.	MISCELLANEOUS.

15.1	No Rights to Employment or Other Service.

Nothing in the Plan or in any grant made pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Company, the Subsidiaries, the Manager or Affiliates or interfere in any way with the right of the Company, the Subsidiaries, the Manager or Affiliates and their stockholders to terminate the individual’s employment or other service at any time.

15.2	Right of First Refusal; Right of Repurchase.

At the time of grant, the Committee may provide in connection with any grant made under the Plan that Shares received hereunder shall be subject to a right of first refusal pursuant to which the Company shall be entitled to purchase such Shares in the event of a prospective sale of the Shares, subject to such terms and conditions as the Committee may specify at the time of grant or (if permitted by the Award Agreement) thereafter, and to a right of repurchase, pursuant to which the Company shall be entitled to purchase such Shares at a price determined by, or under a formula set by, the Committee at the time of grant or (if permitted by the Award Agreement) thereafter.

15.3	No Fiduciary Relationship.

Nothing contained in the Plan (including without limitation Sections 7.5(c) and 8.4), and no action taken pursuant to the provisions of the Plan, shall create or shall be construed to create a trust of any kind, or a fiduciary relationship between the Company or Subsidiaries, or their, officers or the Committee, on the one hand, and the Participant, the Manager, the Company, Subsidiaries or any other person or entity, on the other.

15.4	No Fund Created.

Any and all payments hereunder to any Grantee shall be made from the general funds of the Company, no special or separate fund shall be established or other segregation of assets made to assure such payments, and the Phantom Shares (including for purposes of this Section 15.4 any accounts established to facilitate the implementation of Section 7.4(c)) and any other similar devices issued hereunder to account for Plan obligations do not constitute Common Stock and shall not be treated as (or as giving rise to) property or as a trust fund of any kind; provided, however, that the Company may establish a mere bookkeeping reserve to meet its obligations hereunder or a trust or other funding vehicle that would not cause the Plan to be deemed to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. The obligations of the Company under the Plan are unsecured and constitute a mere promise by the Company to make benefit payments in the future and, to the extent that any person acquires a right to receive payments under the Plan from the Company, such right shall be no greater than the right of a general unsecured creditor of the Company. (If any Affiliate is or is made responsible with respect to any Awards, the foregoing sentence shall apply with respect to such Affiliate.) Without limiting the foregoing, Phantom Shares and any other similar devices issued hereunder to account for Plan obligations are solely a device for the measurement and determination of the amounts to be paid to a Grantee under the Plan, and each Grantee’s right in the Phantom Shares and any such other devices is limited to the right to receive payment, if any, as may herein be provided.

15.5	Notices.

All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Participant, shall be delivered personally, sent by facsimile transmission or mailed to the Participant at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 15.5.

15.6	Exculpation and Indemnification.

The Company shall indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person’s duties, responsibilities and obligations under the Plan, to the maximum extent permitted by law, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct or criminal acts of such persons.

15.7	Captions.

The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.

15.8	Governing Law.

THE PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAW WHICH COULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF MARYLAND.

EXHIBIT A

PERFORMANCE CRITERIA

Performance-Based Awards intended to qualify as “performance based” compensation under Section 162(m) of the Code, may be payable upon the attainment of objective performance goals that are established by the Committee and relate to one or more Performance Criteria, in each case on specified date or over any period, up to 10 years, as determined by the Committee. Performance Criteria may (but need not) be based on the achievement of the specified levels of performance under one or more of the measures set out below relative to the performance of one or more other corporations or indices.

“Performance Criteria” means the following business criteria (or any combination thereof) with respect to one or more of the Company, any Participating Company or any division or operating unit thereof:

(i)	pre-tax income;

(ii)	after-tax income;

(iii)	net income (meaning net income as reflected in the Company’s financial reports for the applicable period, on an aggregate, diluted and/or per share basis);

(iv)	operating income;

(v)	cash flow;

(vi)	earnings per share;

(vii)	return on equity;

(viii)	return on invested capital or assets;

(ix)	cash and/or funds available for distribution;

(x)	appreciation in the fair market value of the Common Stock;

(xi)	return on investment;

(xii)	total return to shareholders (meaning the aggregate Common Stock price appreciation and dividends paid (assuming full reinvestment of dividends) during the applicable period);

(xiii)	net earnings growth;

(xiv)	stock appreciation (meaning an increase in the price or value of the Common Stock after the date of grant of an award and during the applicable period);

(xv)	related return ratios;

(xvi)	increase in revenues;

(xvii)	net earnings;

(xviii)	changes (or the absence of changes) in the per share or aggregate market price of the Company’s Common Stock;

(xix)	number of securities sold;

(xx)	earnings before any one or more of the following items: interest, taxes, depreciation or amortization for the applicable period, as reflected in the Company’s financial reports for the applicable period;

(xxi)	total revenue growth (meaning the increase in total revenues after the date of grant of an award and during the applicable period, as reflected in the Company’s financial reports for the applicable period);

(xxii)	the Company’s published ranking against its peer group of real estate investment trusts based on total shareholder return; and

(xxiii)	funds from operations.

Performance Goals may be absolute amounts or percentages of amounts or may be relative to the performance of other companies or of indexes.

Except as otherwise expressly provided, all financial terms are used as defined under Generally Accepted Accounting Principles (“GAAP”) and all determinations shall be made in accordance with GAAP, as applied by the Company in the preparation of its periodic reports to shareholders.

To the extent permitted by Section 162(m) of the Code, unless the Committee provides otherwise at the time of establishing the Performance Goals, for each fiscal year of the Company, there shall be objectively determinable adjustments, as determined in accordance with GAAP, to any of the Performance Criteria described above for one or more of the items of gain, loss, profit or expense: (A) determined to be extraordinary or unusual in nature or infrequent in occurrence, (B) related to the disposal of a segment of a business, (C) related to a change in accounting principle under GAAP, (D) related to discontinued operations that do not qualify as a segment of a business under GAAP, and (E) attributable to the business operations of any entity acquired by the Company during the fiscal year.

Appendix B

ALESCO FINANCIAL INC.

AUDIT COMMITTEE CHARTER

(Adopted on October 18, 2006; Amended on April 26, 2007)

Purpose

The Board of Directors (the “Board”) of Alesco Financial Inc. (the “Company”) has established an audit committee of certain independent directors (the “Committee”) and has adopted and approved this charter for the Committee. The Committee’s primary functions are:

1.	Responsibility for (i) engaging independent public accountants, (ii) reviewing with the independent public accountants the plans and results of the audit engagement, (iii) approving professional services provided by the independent public accountants, reviewing the independence of the independent public accountants and (iv) considering the range of audit and non-audit fees;

2.	Assist Board oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the qualifications and independence of the registered public accounting firm employed by the Company for the audit of the Company’s financial statements (the “Independent Auditor”), (iv) the performance of the Company’s Independent Auditor, and (v) the performance of the people responsible for the Company’s internal audit function, including any third party employed by the Company for the purpose of performing all or any portion of the Company’s internal audit function (the “Internal Auditor”);

3.	Prepare report required by the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement and any other Committee reports required by applicable securities laws or stock exchange listing requirements or rules; and

4.	Provide an open avenue of communication among the Independent Auditor, its Internal Auditor, its management and its Board.

Organization

1.	The Committee will be composed of at least three directors, each of whom is financially literate (i.e., able to read and understand financial statements and aware of the functions of auditors for a corporation) or, in the judgement of the Board, able to become financially literate within a reasonable period of time after his or her appointment to the Committee. Each member of the Committee will be a member of the Board in good standing and, in the business judgment of the Board, “independent” under the independence requirements set forth, from time to time, in the listing standards of the New York Stock Exchange (“NYSE”) and any other applicable laws, rules or regulations, including, without limitation, any rules promulgated by the SEC. The members of the Committee shall be appointed annually by the Board.

2.	At least one member of the Committee will be a person who has the following attributes:

(a)	an understanding of accounting principles generally accepted in the United States (“GAAP”) and financial statements;

(b)	the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

(c)	experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can be reasonably expected to be raised by the Company’s financial statements, or experience supervising one or more persons engaged in such activities;

(d)	an understanding of internal accounting controls; and

(e)	an understanding of audit committee functions.

3.	No director who serves on the audit committee of more than three other public companies may be a member of the Committee, unless the Board determines such simultaneous service would not impair the ability of such director to serve effectively on the Committee, and discloses such determination in the Company’s annual proxy statement.

4.	The members of the Committee will be appointed, removed and replaced by, and in the sole discretion of, the Board.

5.	The Board will designate a member of the Committee to be the chairman of the Committee.

6.	The Committee will create its own rules of procedure, including rules regarding notice of meetings, quorum and voting. Such rules will be consistent with the Company’s articles of incorporation, as amended, bylaws and with this charter.

7.	The Committee may create subcommittees to perform particular functions, either generally or in specific instances.

8.	Minutes will be kept with regard to each meeting of the Committee, which will record all actions taken by the Committee. The minutes will be maintained with the books and records of the Company. Copies of the minutes of each meeting of the Committee will be sent promptly after the meeting to all members of the Board.

9.	The Committee will report to the Board at all regular meetings of the Board or at such other times as the Committee deems necessary or appropriate.

10.	The Committee shall meet in person or telephonically at least four times a year at a time and place determined by the Committee chairman, with further meetings to occur when deemed necessary or desirable by the Committee or its chairman.

11.	The Committee may request members of management or others to attend meetings and provide pertinent information as necessary.

Powers

The Committee will have the authority to engage independent counsel, accounting and other advisors, as it determines necessary to carry out its duties. The Company will provide appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of (a) compensation to the Independent Auditor employed by the Company to audit the financial statements of the Company, (b) compensation to any advisors employed by the Committee and (c) ordinary administrative expenses of the Committee that are necessary or appropriate for the Committee to carry out its duties.

The Committee may require any officer or employee of the Company or the Company’s outside counsel or Independent Auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Responsibilities

The Committee will from time to time adopt any policies or procedures it deems necessary to ensure that the accounting and reporting practices of the Company are of the highest quality.

While the Committee has the powers and responsibilities set forth in this charter, it is not the duty or responsibility of the Committee to (i) plan or conduct audits, (ii) determine that the Company’s financial statements and disclosures are complete and accurate or are in accordance with GAAP or applicable rules and regulations, or (iii) monitor and control risk assessment and management. These are the responsibilities of the Company’s management and the Independent Auditor.

The Committee’s functions are the sole responsibility of the Committee and may not be allocated to a different committee.

To fulfill its responsibilities, the Committee will:

Independent Auditor

1.	Be directly responsible for the appointment (subject to shareholder approval, if required by the Board), termination, compensation, retention and oversight, of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the Independent Auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review, attest services or related work. Each such public accounting firm will report directly to the Committee.

2.	Have the sole authority to approve all audit engagement fees and terms, as well as all non-audit engagements of the Independent Auditor.

3.	Pre-approve the fees and terms of all auditing services (including providing comfort letters in connection with securities offerings) and permitted non-audit services (including tax services) to be provided to the Company or its subsidiaries by the Company’s Independent Auditor, except for non-audit services covered by the De Minimus Exception in Section 10A of the Securities Exchange Act of 1934, as amended. The Committee may delegate to one or more of its members who is an independent director the authority to grant preapprovals of all audit, review and attest services and non-attest services other than the fees and terms for the annual audit.

4.	In order to evaluate the Independent Auditor’s qualifications, performance and independence, at least annually obtain and review a report by the Independent Auditor describing: (i) the Independent Auditor’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the Independent Auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the Independent Auditor, and any steps taken to deal with any such issues; and (iii) all relationships between the Independent Auditor and the Company in order to assess the Independent Auditor’s independence. This evaluation should include review of the partner of the Independent Auditor who has principal responsibility for its audits of the Company’s financial statements and should take into account the opinions of management and the Internal Auditors (or the Company’s personnel responsible for the internal audit function). In addition, the report will include a written statement of the fees billed for each of the following categories of services rendered by the Independent Auditor: (a) the audit of the Company’s annual financial statements for the most recent fiscal year and the reviews of the quarterly financial statements; (b) information technology consulting services for the most recent fiscal year, in the aggregate and by each service; and (c) all other services rendered by the Independent Auditor for the most recent fiscal year, in the aggregate and by each service.

5.	Ensure that the lead partner of the Independent Auditor does not perform audit services for the Company for more than five fiscal years and consider whether the Independent Auditor itself should be changed periodically.

6.	Ensure the Company’s compliance with all applicable legal requirements regarding auditor independence, including the periodic rotation of the lead partner and other senior members of the Independent Auditor.

7.	Present to the Board its conclusions regarding the Independent Auditor’s qualifications, performance and independence as a result of the evaluation described in the preceding three paragraphs.

8.	Meet regularly with the Company’s Independent Auditor so that they can report on (a) all critical accounting policies and practices the Company uses or expects to use and (b) all alternative treatments of material financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Auditor.

9.	Obtain and review with the Independent Auditor, at least annually: (i) a report from the Independent Auditor of any audit problems or difficulties and management’s response, including any restrictions on the scope of the Independent Auditor’s activities or access to information and any disagreements with management, and, if applicable, also including any accounting adjustments that were noted or proposed by the Independent Auditor but were “passed” (including similar adjustments that were passed because individually they were not material); (ii) any communications between the audit team and the Independent Auditor’s national office with respect to auditing or accounting issues presented by the engagement; (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the Independent Auditor to the Company; and (iv) all other material written communications between the Independent Auditor and the management of the Company. The review should also include discussion of the responsibilities, budget and staffing of the Company’s internal audit function.

10.	Instruct the Independent Auditor that the Board and the Committee are the accountants’ client.

11.	Meet separately, periodically, with management, with the Internal Auditor, and with the Independent Auditor and take such parties’ opinions into consideration.

12.	Report regularly to the Board as to the quality and integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors and the performance of the Company’s internal audit function.

13.	Set clear hiring policies for employees or former employees of the Independent Auditor.

14.	Review all reports required to be submitted by the Independent Auditor to the Committee under Section 10A of the Securities Exchange Act of 1934, as amended.

Internal Audit

1.	Review the responsibilities, budget, staffing and audit plan of the Company’s internal audit function.

2.	Review any significant changes in the planned scope of the internal audit function.

Accounting and Reporting Process

1.	Review any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and the development, selection and disclosure of critical accounting estimates.

2.	Review major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies.

3.	Review analyses prepared by management and/or the Independent Auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements, the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the financial statements of the Company.

4.

Review the audited financial statements and discuss them with management and the Independent Auditor. Based on that review, and the reviews performed by the Committee as described in paragraphs 1 through 3 under this Accounting and Reporting Process, make a recommendation to the Board that the Company’s audited financial statements be made publicly available, including in the Company’s annual report on Form 10-K.

5.	Obtain reports from management, parties responsible for the Company’s internal audit function and the Independent Auditor, as necessary, regarding the compliance, or failure to comply, of the Company with applicable legal requirements and the Company’s Code of Business Conduct and Ethics, including disclosures of insider and affiliated party transactions.

6.	Review with management and the Independent Auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

7.	Discuss with the Independent Auditor the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as then in effect.

Other

1.	Discuss the annual audited financial statements and quarterly financial statements with management and the Independent Auditor, including the results of the Independent Auditor’s reviews of the quarterly financial statements and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” prior to making such financial statements publicly available, including, if required through the filing of Forms 10-K and Forms 10-Q by the Company.

2.	Review the disclosures, if any, of the chief executive officer and chief financial officer, prior to their certification of each annual or quarterly report filed by the Company with the SEC, of (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and identify any material weakness in internal controls, and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

3.	Discuss the Company’s earnings press releases, if any (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP information and non-GAAP Financial Measures, as such term is defined under the rules of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), as well as financial information and earnings guidance provided to analysts and rating agencies.

4.	Discuss and review policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which risk assessment and risk management is undertaken.

5.	Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

6.	Conduct an annual evaluation of its own performance.

7.	Conduct an annual review of this charter and recommend to the Board any changes the Committee deems appropriate.

8.	Annually review the Company’s compliance program for its Code of Business Conduct and Ethics and the results of the internal audit’s review of the expense accounts of the Company’s elected officers.

9.	Review with internal and external counsel, where appropriate, any legal matters that could have a significant impact on the Company’s financial statements.

10.	Review accounting and financial human resources and succession planning within the Company.

11.	Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

Resources and Authority of the Committee

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to retain counsel and other experts or consultants at the expense of the Company without seeking approval of the Board. The Committee shall have the sole authority to select and retain a consultant or search firm, to terminate any consultant or search firm retained by it, and to approve the consultant or search firm’s fees and other retention terms. The Committee has the power in its discretion, to conduct any investigation it deems necessary or appropriate to enable it to carry out its duties.

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Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1. To elect nine directors, each to serve until the next annual meeting of stockholders and until his successor is duly elected and qualified.		FOR ALL NOMINEES (except as provided to the contrary below)	WITHHOLD AUTHORITY FOR ALL NOMINEES	2. To amend the Company’s 2006 Long-Term Incentive Plan, as described in the accompanying proxy statement.	FOR ☐	AGAINST ☐	ABSTAIN ☐
01 Rodney E. Bennett 02 Marc Chayette 03 Daniel G. Cohen 04 Thomas P. Costello 05 G. Steven Dawson	06 Jack Haraburda 07 James J. McEntee, III 08 Lance Ullom 09 Charles W. Wolcott	☐	☐	3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2007.	FOR ☐	AGAINST ☐	ABSTAIN ☐
If there is any individual director with respect to whom you desire to withhold your consent, you may do so by indicating his name:				In their discretion, the proxies are authorized to vote upon such other matters which may properly come before the meeting and at any adjournments or postponements thereof.

_______________________________________________________

Both of such attorneys or substitutes (if both are present and acting at said meeting or any adjournments or postponements thereof, or, if only one shall be present and acting, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE APPROVAL OF ALL NINE OF THE DIRECTOR NOMINEES, THE AMENDMENTS TO THE COMPANY’S 2006 LONG-TERM INCENTIVE PLAN, THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AND TO ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature _________________________________ Signature _________________________________ Date __________________

(This proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Δ FOLD AND DETACH HERE Δ

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET http:/ /www.proxyvoting.com/afn Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

You can view the Annual Report and Proxy Statement

on the Internet at www.alescofinancial.com

ALESCO FINANCIAL INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE

2007 ANNUAL MEETING OF STOCKHOLDERS ON MAY 22, 2007

The undersigned stockholder of ALESCO FINANCIAL INC., a Maryland corporation (the “Company”) hereby appoints James J. McEntee, III and John J. Longino, and each of them, as proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2007 Annual Meeting of Stockholders of the Company, and any adjournments or postponements thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

Whether or not you expect to attend in person, we urge you to vote your shares by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save the Company the expense and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote your shares by mail. Submitting your proxy now will not prevent you from voting your stock at the meeting if you desire to do so, as your vote by proxy is revocable at your option.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Δ FOLD AND DETACH HERE Δ